UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-846-7526

Date of fiscal year end: 9/30

Date of reporting period: 9/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

Letter from the President

September 30, 2011

Arthur D. Ally

Dear Shareholder,

Just as in last year’s report, the markets have continued to be unsettled over the past twelve months. The S&P 500 stock index had positive performance in the first seven of those months (October through April) and negative performance in the last five (May through September) which resulted in slightly positive performance for the full twelve months. And, I am pleased to report, nearly all of our various funds have performed in line with (at or near) their respective indexes over the past twelve months.

As I reported last year, we, along with our various funds’ sub-advisors, expect this pattern to continue into 2012 (i.e. unsettled with a slight upward bias) although, as you probably realize, we cannot guarantee that outcome. I am confident, however, of a couple of things:

•	If the 2012 elections result in replacing the liberal members of Congress (as well as the current Administration) with common sense conservatives, the capital markets could react very favorably, and

•	All of our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Funds with a conservative bias.

You will find each of our sub-advisors’ annual review letters along with their economic outlook in the pages that follow.

Finally, I would once again like to thank you for your moral convictions that led you to the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally,
President

Letter from the Manager

September 30, 2011

Aggressive Growth Fund

We are pleased to report that the fund advanced 4.0% over the last 12 months ending September 30, 2011. This is a 320bps outperformance against our benchmark, the Russell Midcap Growth index, which advanced 0.80% over the same period.

The world markets limped to the finish-line in September in reaction to the ongoing European economic crisis and the reluctance of our government and political leaders to make the difficult decisions necessary to reduce America’s deficit spending.

It feels like markets are adrift with no clear trends and few safe harbors. Any news, bad or good, seems to result in exaggerated short term market moves. All stocks up or all stocks down. The secular is trumped by the cyclical. All of this strengthens our long term resolve around identifying the strongest, best commercially positioned enterprises able to take market share and hold profit margins against a difficult macroeconomic backdrop. As you would expect from us, we have used the volatility of this environment to upgrade where possible and to take some profits when presented with unusual short term price movements.

We are staying careful and selective, but also optimistic about the many small and mid cap growth companies being thrown over the side by markets consumed with pressing economic and political events that one day should be resolved.

Chartwell Investment Partners, L.P.

Fund Performance - (Unaudited)

September 30, 2011

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	-2.96%	-2.73%	2.71%
Russell Mid-Cap Growth Index	0.80%	1.64%	6.70%
Timothy Aggressive Growth Fund - Class C *	1.01%	-2.34%	0.80%	(a)
Russell Mid-Cap Growth Index	0.80%	1.64%	4.56%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Russell Mid-Cap Growth Index on September 30, 2001 and held through September 30, 2011. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

International Fund

Financial markets suffered greatly during the last twelve months and in particular in the last quarter of the fiscal year as politicians in Europe and the US “kicked the can down the road”. Equity market confidence dwindled as the infamous S&P downgrade of the US credit rating added to global fears of financial meltdown on the back of Europe’s sovereign debt crisis. The last two months of the fiscal year for the Fund were particularly difficult in the equity markets as stock prices plummeted and began to price in lower economic growth and earnings declines in 2012.

The portfolio maintained its underweight exposure to financials throughout the fiscal year but did suffer from some financial positions in Europe as those stocks fell dramatically in the latter part of the fiscal year. With concerns about the contagion effect of debt fears into Italy and Spain from Greece and Portugal, markets became very concerned about unsustainable and uncontrollable default risks in the Eurozone economies. The proposed European Financial Stability Fund as well as increased efforts from the ECB, EU, IMF, and the European Commission all failed to calm markets. We believe the only sustainable “fix” to the Eurozone sovereign debt crisis is fiscal integration of the region. Markets continue to be concerned that there are no such plans in the works and that Eurozone governments are unlikely to all agree on true fixes until significant pressure and financial harm has been placed on those markets. For that reason, the Fund remains heavily underweight the European region versus the MSCI EAFE benchmark.

The allocation effect proved positive during the year as allocations to all sectors added positively to performance, in particular an underweight to Financials and a larger weight in cash. In addition, stock selection in the Telecom Services, Utilities, and Health Care also added to performance. Unfortunately, stock selection in the Consumer Discretionary, Energy, Consumer Staples, and Financials was negative and outweighed the positive effects. From a country standpoint, the Fund had strong stock selection in Singapore and Germany but not so good selection in France, the UK, and Japan. In addition, an overall allocation to commodity countries such as Russia, Canada, and Brazil also hurt performance as commodity prices rolled over in 2011.

The portfolio continues to move towards a more defensive posture as we are concerned about economic growth in the developed economies and global events surrounding unsustainable debt trends in Europe and the US. In the near term, the Fund is likely to maintain a tilt towards defensive sectors such as Health Care, Consumer Staples, Telecom Services, and Utilities and a larger than normal cash level while also maintaining lower weights in the cyclical sectors such as Industrials, Materials, and Consumer Discretionary.

Eagle Global Advisors

Fund Performance - (Unaudited)

September 30, 2011

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy International Fund - Class A (With Sales Charge)	-19.42%	N/A	-9.57%
MSCI EAFE Index	-9.36%	N/A	-7.82%
Timothy International Fund - Class C *	-16.40%	N/A	-9.12%
MSCI EAFE Index	-9.36%	N/A	-7.82%

(a)	For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2011. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Large/Mid Cap Growth Fund

We are pleased to report that the fund has advanced 2.4% over the last 12 months ending September 30, 2011. The portfolio’s performance was slightly less than that of the benchmark, the Russell Growth Index, which returned 3.8% over the same period.

The world markets limped to the finish-line in September in reaction to the ongoing European economic crisis and the reluctance of our government and political leaders to make the difficult decisions necessary to reduce America’s deficit spending.

It feels like markets are adrift with no clear trends and few safe harbors. Any news, bad or good, seems to result in exaggerated short term market moves. All stocks up or all stocks down. The secular is trumped by the cyclical. All of this strengthens our long term resolve around identifying the strongest, best commercially positioned enterprises able to take market share and hold profit margins against a difficult macroeconomic backdrop. As you would expect from us, we have used the volatility of this environment to upgrade where possible and to take some profits when presented with unusual short term price movements.

We are staying careful and selective, but also optimistic about the many large and mid cap growth companies being thrown over the side by markets consumed with pressing economic and political events that one day should be resolved.

Chartwell Investment Partners, L.P.

Fund Performance - (Unaudited)

September 30, 2011

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	-4.57%	-1.88%	0.70%
Russell 1000 Growth Index	3.78%	1.62%	3.01%
Timothy Large/Mid Cap Growth Fund - Class C *	-0.64%	-1.49%	-0.03%	(a)
Russell 1000 Growth Index	3.78%	1.62%	2.62%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Russell 1000 Growth Index on September 30, 2001 and held through September 30, 2011. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Small Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Small-Cap Value Fund for the twelve months ending September 30, 2011 and would like to thank you for entrusting your assets with us.

The past twelve months equity markets again remained volatile and macro forces such as the tsunami in Japan, political unrest in the Middle East and the Eurozone contagion fears contributed to global economic uncertainty. Volatility was the norm and the term ‘flash recession’ was coined as U.S. Equity Markets gyrated from standstill one month to a bounce back the next. Stock prices tend to be more impacted by macro forces when fear and volatility are rising. During such periods, it can be difficult for active managers who employ bottom-up, fundamental research to generate high levels of alpha and stock price correlations become high because investors don’t differentiate between companies based upon fundamental execution. However, volatility in the markets has, and should continue to lead investors to seek out the most stable or safest components of the risk-based asset classes. This, along with good relative valuations, should drive demand for U.S. high quality companies with the ability to pay attractive dividends to shareholders. We believe that a focus on these high quality companies with under-appreciated earnings growth potential is the best way for managers to exploit this demand in a slow revenue growth environment.

As we take on 2012, we will, as long-term investors, remain disciplined, keep emotions in check and be opportunistic.

For the twelve months ending September 30, 2011, the Timothy Plan Small-Cap Value Fund produced a return of -2.2%, while the Russell 2000 Index produced a return of -3.6%. Smaller market capitalization company stocks, which tend to have revenues that are more sensitive to the business cycle, underperformed the broad U.S. market. Security selection was the primary driver of relative performance and centered in the Consumer Discretionary, Producer Durables, Utilities and Energy sectors. Defensive stocks, companies with predominately domestic revenue sources, and high quality companies were the best performers and Utilities firms benefitted from the investor flight to safety. In Energy, Atlas Energy L.P. and GeoResources Inc. reported good production numbers, while Cloud Peak Energy Inc. has been a top performer after signing a favorable lease with the U.S. government to mine coal in Wyoming. In Financial Services, Heartland Payment Systems Inc. has been a steady performer since the Durbin amendment regarding fees for debit interchange was passed. Texas Capital Bancshares Inc. and smaller locally-based financial holdings have fared well as they have not been affected by the concerns of larger globally exposed banks.

Security selection in Health Care and Financial Services was the largest detractor to performance. Health Care holdings were detractors due to a combination of uncertainty in health care reform and hospitals experiencing budget constraints. Other detractors to the portfolio came from Materials and Processing’s Kraton Performance Polymers Inc., as an uncertain outlook hurt performance but we expect to gain some clarity on the company’s outlook with a recent bounce back in butadiene prices. Technology’s Veeco Instruments Inc. also suffered as markets expected LED orders and growth in China to slowdown. Producer Durable’s trucking company Saia Inc. detracted from the portfolio as it fell on worries of an economic slowdown.

Westwood Management Corporation

Fund Performance - (Unaudited)

September 30, 2011

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	-9.38%	-2.24%	3.81%
Russell 2000 Index	-3.53%	-1.02%	6.12%
Timothy Small Cap Value Fund - Class C *	-5.79%	-1.85%	0.38%	(a)
Russell 2000 Index	-3.53%	-1.02%	2.68%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Russell 2000 Index on September 30, 2001 and held through September 30, 2011. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Large/Mid Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Large/Mid-Cap Value Fund for the twelve months ending September 30, 2011 and would like to thank you for entrusting your assets with us.

The past twelve months equity markets again remained volatile and macro forces such as the tsunami in Japan, political unrest in the Middle East and the Eurozone contagion fears contributed to global economic uncertainty. Volatility was the norm and the term ‘flash recession’ was coined as U.S. Equity Markets gyrated from standstill one month to a bounce back the next. Stock prices tend to be more impacted by macro forces when fear and volatility are rising. During such periods, it can be difficult for active managers who employ bottom-up, fundamental research to generate high levels of alpha and stock price correlations become high because investors don’t differentiate between companies based upon fundamental execution. However, volatility in the markets has, and should continue to lead investors to seek out the most stable or safest components of the risk-based asset classes. This, along with good relative valuations, should drive demand for U.S. high quality companies with the ability to pay attractive dividends to shareholders. We believe that a focus on these high quality companies with under-appreciated earnings growth potential is the best way for managers to exploit this demand in a slow revenue growth environment.

As we take on 2012, we will, as long-term investors, remain disciplined, keep emotions in check and be opportunistic.

For the twelve months ending September 30, 2011, the Timothy Plan Large/Mid-Cap Value Fund produced a return of 1.8%, while the S&P 500 Index produced a return of 1.1%. Security selection in the Financial Services, Materials & processing and Utilities sectors combined with an overweight in the Energy sector aided relative performance. Three of the top performers were in the Energy sector, including EQT Corp., National Oilwell Varco Inc. and Exxon Mobil Corp., and each performed well despite periodic investor concerns surrounding slowing demand for energy products. During the period, the Financial Services index sector was impacted by investors selling securities which carried global economic exposure with little regard for each company’s fundamental merits and the fund’s weighting in the sector negatively impacted performance as our holdings in asset managers suffered along with the market. Companies such as Lazard Ltd. and INVESCO Ltd. were among the worst performers for the period. Holdings in insurance companies performed well however. Other top performers included BorgWarner Inc., which continues to take market share and Goodrich Corp., which rose on optimism surrounding the commercial aerospace industry.

Security selection and underweights in Technology and Health Care were the largest detractors for the prior twelve months. Both sectors outperformed the overall market and in Health Care, defensive stocks, companies with predominately domestic revenue sources, and high quality companies were the best performers. In Technology, the largest index members were large contributors to index performance and rose after reporting strong earnings growth. Our underweight position in both sectors detracted from relative performance along with performance from holdings such as TE Connectivity Ltd., which fell due to its exposure to global markets and St. Jude Medical Inc., which began to underperform when growth in a core business slowed unexpectedly. Last, other bottom performing securities are all considered economically-sensitive and include Flowserve Corp., General Dynamics Corp. and Emerson Electric Co.

Westwood Management Corporation

Fund Performance - (Unaudited)

September 30, 2011

Large/Mid cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	-5.32%	-1.35%	5.65%
S&P 500 Index	1.14%	-1.18%	2.82%
Timothy Large/Mid Cap Value Fund - Class C *	-1.52%	-0.97%	3.96%	(a)
S&P 500 Index	1.14%	-1.18%	2.00%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the S&P 500 Index on September 30, 2001 and held through September 30, 2011. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Fixed Income Fund

The accommodative monetary and fiscal policies instituted in late 2010 and the second half of 2011 have greatly assisted in the recovery of the U.S. economy; however, these policies are still struggling to create a self-sustaining pace of economic expansion. In fact, macroeconomic factors suppressed any sense of optimism about the economy while at the same time limiting the acceleration of future economic growth and inevitably keeping interest rates low for the foreseeable future.

The U.S. economy continued to face underlying structural problems in housing, employment and manufacturing which have been the lifeline of previous economic recoveries. Throughout the past 12 months, housing starts have continued to decline while foreclosures have trended higher. Unemployment remains painfully high as aggregate demand remains weak and employers have become reluctant to hire because of the uncertainty surrounding the regulatory environment. In addition, the political will of the U.S. Government to resolve the mounting debt burdens and oversized deficits created angst among consumers causing them to save more and spend less. Furthermore, consumer confidence continued to wane as the news spread that a solution to the Eurozone debt crisis will require drastic measures which may impede global growth.

Consequently, the Federal Reserve implemented another round of monetary easing, known as Quantitative Easing 2 (QE2), in late 2010 and once again in September of 2011 (Operation Twist) in hopes of accelerating economic growth. In reaction to these measures, investors sought risky assets and a sharp sell-off ensued in U.S. Treasury issues in late 2010 and into the first half of 2011. A complete reversal began in July 2011 when investors abandoned “risk-on” trades and sought the safety of U.S. Treasuries due to the political rhetoric surrounding the Debt Ceiling and budget debates. Over the twelve months ending September 30, 2011, U.S. Treasury Bonds saw lower rates across the yield curve. The ten-year Treasury yield declined from 2.51% on September 30, 2010 to 1.92% for the period ending September 30, 2011.

Timothy Fixed Income Fund A shares generated a return of 4.42% over the twelve months ended September 30, 2011 as compared to 3.53% for the Morningstar Intermediate median fund and a 5.26% return for the Barclays Aggregate index. The portfolio’s underweight to Treasuries detracted from relative results as the flight to safety in the second half of 2011 generated higher returns for U.S. Treasury bonds. Corporate bond spreads ended wider over the last 12 months and the Barclays Investment Grade Corporate bond index returned 4.40%. An underweight to the Financial sector helped performance as the sector was up only 1.35% for the past 12 months. Fund performance was also aided by a defensive position in Treasury Inflation Protected Securities (TIPS).

The portfolio is conservatively structured with an average credit quality of AA+ and an average maturity of 6.1 years, as of September 30th. Investment grade corporate bonds continue to be over-weighted to add yield, and we have recently taken gains and reduced our position in TIPS from 7% to 5% as TIPS have performed well in the past 12 months. The portfolio’s modest overweight in MBS provides attractive “yield carry” in GNMA issues that have a full faith and credit guarantee of the U.S. Treasury.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Fund Performance - (Unaudited)

September 30, 2011

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	-0.30%	4.29%	4.93%
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	5.66%
Timothy Fixed Income Fund - Class C *	2.68%	4.47%	3.43%	(a)
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	5.43%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.
*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2001 and held through September 30, 2011. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

High Yield Bond Fund

As the High Yield Fund’s year end September 30, 2011 came to a close several factors drove capital market volatility sharply higher: the uncertainty over economic growth after QE2, the partisan debate to raise the debt ceiling; the S&P downgrade of the U.S. government’s vaunted AAA credit rating; and the continued threat of a European banking crisis resulting from Greek insolvency. In September, the Federal Reserve said there were “significant downside risks to the economic outlook”, prompting revival of a monetary policy initiative first implemented during the Kennedy administration. Known colloquially as “Operation Twist”, the Fed is now purchasing $400B of long-term (6-to-30 year) Treasury bonds, while selling an equal amount of shorter (<3 year) Treasury securities. By targeting purchases at the long end of the yield curve, the Fed wants to lower long-term interest rates to stimulate growth and increase the attractiveness of risk assets. However, the Fed’s admission that economic growth was much worse than anticipated, ignited yet another crisis of confidence among investors.

The U.S. economy continues to face underlying structural problems in housing, employment and manufacturing which have been the lifeline of previous economic recoveries. Throughout the past 12 months, housing starts have continued to decline while foreclosures have trended higher. Unemployment remains painfully high as aggregate demand remains weak and employers have become reluctant to hire because of the uncertainty surrounding the regulatory environment. In addition, the political will of the U.S. Government to resolve the mounting debt burdens and oversized deficits created angst among consumers causing them to save more and spend less. Furthermore, consumer confidence continued to wane as the news spread that a solution to the Eurozone debt crisis will require drastic measures which may impede global growth.

In reaction to the economic outlook investors sold risky assets and sought out the relative safety of U.S. Treasury bonds. Over the twelve months ending September 30, 2011, U.S. Treasury Bonds saw lower rates across the yield curve. The ten-year Treasury yield declined from 2.51% on September 30, 2010 to 1.92% for the period ending September 30, 2011. High Yield spreads over Treasury bonds moved higher in sympathy with lower stock prices, but default risk continues to moderate as the par-weighted default rate in HY has decreased for 21 consecutive months to 2.1% from a cyclical high of 14.6% as reported by Moody’s and is forecast to remain low.

Timothy High Yield Fund A shares generated a return of 1.51% over the twelve months ended September 30, 2011 as compared to 0.77% for the Morningstar High Yield median fund and a 2.58% return for the Barclays Ba/B High Yield Index. Timothy High Yield Fund A shares outperformed the Morningstar median fund in the 3Q down market improving the fund’s relative performance on a trailing one year basis. The portfolio has concentrated holdings that will lead to volatility of performance, both absolute and relative to the benchmark, but with an income yield of 8.1%, an average quality of Ba3/B+, and an average maturity of 5.8 years it is well positioned. The portfolio is overweight in Energy and underweight in finance. Secured bonds that pledge collateral to back the securities and good covenant protection are stressed in the portfolio holdings.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Fund Performance - (Unaudited)

September 30, 2011

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy High Yield Bond Fund - Class A (With Sales Charge)	-3.10%	N/A	2.74%
Barclays Capital U.S. Corporate High Yield Bond Index	2.58%	N/A	5.64%
Timothy High Yield Bond Fund - Class C *	-0.28%	N/A	3.05%
Barclays Capital U.S. Corporate High Yield Bond Index	2.58%	N/A	5.64%

(a)	For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Capital U.S. Corporate High Yield Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Barclays Capital U.S. Corporate High Yield Bond Index on May 7, 2007 and held through September 30, 2011. The Barclays Capital U.S. Corporate High Yield Bond Index is a widely recognized unmanaged index of non-investment grade, fixed rate, taxable corporate bonds. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Defensive Strategies Fund

Dear Shareholder,

As a reminder, the Defensive Strategies Fund has been designed and managed to do what its name implies, i.e. hedge against a possible scenario of hyper-inflation which could result from our nation’s leadership’s proven unwillingness to address our core problems of too much spending, too much taxation and too many onerous government regulations. If we elect a real reform government in the 2012 elections, we believe many of these problems could be solved. We have, therefore, built in the flexibility to either adjust to a possible risk of extreme deflation with the ability to convert our inflation sensitive assets to cash and fixed income securities that should perform well during a deflationary environment or to a more normal, traditional investment strategy. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

While no one can predict future events, as I stated in my President’s letter, I am confident of a couple of things:

•	If the 2012 elections result in replacing the liberal members of Congress (as well as the current Administration) with common sense conservatives, the capital markets could react very favorably, and

•

Our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Fund sleeve with a conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally
Fund Advisor

Fund Performance - (Unaudited)

September 30, 2011

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	0.08%	N/A	5.66%
Dow Jones Moderately Conservative US Portfolio Index	2.29%	N/A	8.29%
Timothy Defensive Strategies Fund - Class C *	4.28%	N/A	8.11%
Dow Jones Moderately Conservative US Portfolio Index	2.29%	N/A	8.29%

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative US Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Dow Jones Moderately Conservative US Portfolio Index on November 4, 2009 and held through September 30, 2011. The Dow Jones Moderately Conservative US Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Strategic Growth Fund

Dear Strategic Growth Fund Shareholder:

The Timothy Plan Strategic Growth Fund is simply an asset allocation fund that invests in a number of Timothy Plan underlying funds. Although the allocation percentages will vary slightly from time to time as a result of changing economic conditions, the allocation at September 30, 2011 was as follows:

• Large/Mid-Cap Growth Fund	(20%)	* Small-Cap Value Fund	(7.5%)
• Large/Mid-Cap Value Fund	(20%)	* Aggressive Growth Fund	(7.5%)
• International Fund	(25%)	* High-Yield Bond Fund	(10%)
• Defensive Strategies Fund	(10%)

You might be interested to know that, due to political and economic uncertainty along with the addition of our new Israel Common Values Fund, we have slightly adjusted the allocation percentages in October to the following:

• Large/Mid-Cap Growth Fund	(17.5%)	* Small-Cap Value Fund	( 7.5%)
• Large/Mid-Cap Value Fund	(17.5%)	* Aggressive Growth Fund	( 7.5%)
• International Fund	(20.0%)	* High-Yield Bond Fund	(10.0%)
• Defensive Strategies Fund	(15.0%)	* Israel Common Values	( 5.0%)

I am pleased to report that, while performance had not been what we had hoped it would have been, the overall performance of the fund was fairly comparable to its market benchmark -the Dow Jones Global Moderately Aggressive Index.

Without a doubt, the volatility and uncertainty of the markets over the past six-months has been unsettling for many investors; however as a group, although our sub-advisors expect this pattern to continue into 2012, they also expect a somewhat upward bias with respect to performance.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally, President

Fund Performance - (Unaudited)

September 30, 2011

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	-8.64%	-2.94%	1.91%
Dow Jones Global Moderately Aggressive Portfolio Index	-1.59%	1.51%	6.74%
Timothy Strategic Growth Fund - Class C *	-5.43%	-2.64%	0.13%	(a)
Dow Jones Global Moderately Aggressive Portfolio Index	-1.59%	1.51%	4.85%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2001 and held through September 30, 2011. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the indexes and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2011

Conservative Growth Fund

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund is simply an asset allocation fund that invests in a number of Timothy Plan underlying funds. Although the allocation percentages will vary slightly from time to time as a result of changing economic conditions, the allocation at September 30, 2011 was as follows:

• Large/Mid-Cap Growth Fund	(12%)	* Small-Cap Value Fund	(5.0%)
• Large/Mid-Cap Value Fund	(15%)	* Aggressive Growth Fund	(3.0%)
• International Fund	(10%)	* High-Yield Bond Fund	(10%)
• Defensive Strategies Fund	(15%)	* Fixed Income Fund	(30%)

You might be interested to know that, due to political and economic uncertainty along with the addition of our new Israel Common Values Fund, we have slightly adjusted the allocation percentages in October to the following:

• Large/Mid-Cap Growth Fund	(10.0%)	* Small-Cap Value Fund	( 5.0%)
• Large/Mid-Cap Value Fund	(15.0%)	* Aggressive Growth Fund	( 2.0%)
• International Fund	( 9.0%)	* High-Yield Bond Fund	( 8.0%)
• Defensive Strategies Fund	(20.0%)	* Fixed Income Fund	(28.0%)
• Israel Common Values Fund	( 3.0%)

I am pleased to report that, while performance had not been what we had hoped it would have been, the overall performance of the fund was comparable to its market benchmark - the Dow Jones Global Moderate Index. Even though this has been designed to be a conservatively allocated fund, the volatility and uncertainty of the markets over the past six-months has been unsettling for many investors; however as a group, although our sub-advisors expect this pattern to continue into 2012, they also expect a somewhat upward bias with respect to performance.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally, President

Fund Performance - (Unaudited)

September 30, 2011

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	-4.99%	-0.01%	3.65%
Dow Jones Global Moderate Portfolio Index	0.46%	2.80%	6.64%
Timothy Conservative Growth Fund - Class C *	-1.25%	0.39%	1.96%	(a)
Dow Jones Global Moderate Portfolio Index	0.46%	2.80%	4.98%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2011.

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2001 and held through September 30, 2011. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the indexes and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Profile - (Unaudited)

September 30, 2011

Aggressive Growth Fund

Top Ten Holdings (% of Net Assets)
Discover Financial Services	3.28%
Amerisource Bergen Corp.	3.22%
Airgas, Inc.	2.65%
Clean Harbors, Inc.	2.59%
Intercontinental Exchange, Inc.	2.42%
Ross Stores	2.36%
AutoZone, Inc.	2.22%
Fiserv, Inc.	2.19%
Tractor Supply Company	2.10%
Synchronoss Technologies, Inc.	1.98%

25.01%

International Fund

Top Ten Holdings (% of Net Assets)
Henkel AG & Co.	4.89%
Singapore Telecommunications	4.61%
Fresenius Medical Care - ADR	4.07%
Smith & Nephew PLC - ADR	3.97%
DBS Group Holdings - Spon ADR	3.59%
William Morrison Supermarkets PLC	2.93%
Lukoil ADR	2.86%
Shire Pharmaceuticals ADR	2.52%
Canon, Inc. ADR	2.43%
ABB Ltd. ADR	2.40%

34.27%

Large/Mid Cap Growth

Top Ten Holdings (% of Net Assets)
Amerisource Bergen Corp.	4.85%
Exxon Mobil Corp.	3.59%
Autozone, Inc.	3.57%
Airgas, Inc.	2.89%
Occidental Petroleum Corp.	2.88%
Emerson Electric Co.	2.87%
Intercontinental Exchange, Inc.	2.77%
Sirona Dental Systems, Inc.	2.56%
Discover Financial Services	2.55%
Amphenol Corp.	2.27%

30.80%

Industries (% of Net Assets)
Information Technology	19.20%
Retail	13.20%
Healthcare	12.20%
Financial/Investment Services	9.80%
Industrials/Machinery	7.20%
Oil/Natural Gas	4.80%
Miscellaneous Services	3.80%
Banks	3.40%
Chemicals	2.70%
Restaurants	2.30%
Other Assets Less Liabilities	21.40%

100.00%

Industries (% of Net Assets)
Banks	9.00%
Chemicals	8.70%
Telecommunications	8.40%
Healthcare	8.00%
Oil/Natural Gas	7.10%
Consumer Goods	5.50%
Minerals & Mining	5.30%
Information Technology	4.70%
Retail	4.10%
Electric Power	3.80%
Other Assets Less Liabilities	35.40%

100.00%

Industries (% of Net Assets)
Health Care	14.30%
Information Technology	12.80%
Financial/Investment Services	9.00%
Retail	8.40%
Oil/Natural Gas	7.80%
Consumer Goods	5.00%
Industrials/Machinery	4.50%
Semiconductors	3.00%
Chemicals	2.90%
Telecommunications	2.70%
Other Assets Less Liabilities	29.60%

100.00%

Fund Profile - (Unaudited)

September 30, 2011

Small Cap Value Fund

Top Ten Holdings (% of Net Assets)
Landstar Systems, Inc.	2.40%
DCT Industrial Trust, Inc.	2.40%
Columbia Banking System, Inc.	2.38%
Healthcare Realty Trust	2.38%
Knight Capital Group	2.37%
Northwestern Corp.	2.35%
Cleco Corp.	2.31%
AMERISAFE, Inc.	2.31%
Rent-A-Center, Inc.	2.31%
Chemical Financial Corp.	2.31%

23.52%

Large/Mid Cap Value Fund

Top Ten Holdings (% of Net Assets)
ExxonMobil Corp.	3.42%
EQT Corp.	2.77%
Firstenergy Corp.	2.75%
Dominion Resource, Inc.	2.74%
CA, Inc.	2.72%
Ace Ltd.	2.62%
Covidien PLC	2.61%
Precision Castparts Corp.	2.53%
Dr Pepper Snapple Group	2.53%
Advanced Auto Parts	2.53%

27.22%

Fixed Income

Top Ten Holdings (% of Net Assets)
U.S Treasury Bond, 3.125%, 5/15/2019	6.59%
GMNA Pool 701961, 4.50%, 6/15/2039	6.24%
GMNA Pool 4947, 5.00%, 2/15/2041	4.70%
Federal Farm Credit Bank, 5.125%, 8/25/2016	4.36%
GMNA Pool 4520, 5.00%, 8/20/2039	3.98%
U.S Treasury Bond, 3.875%, 5/15/2018	3.43%
U.S Treasury Bond, 3.125%, 5/15/2021	3.29%
U.S Treasury Bond, 4.375%, 5/15/2040	2.85%
TIPS, 2.50%, 7/15/2016	2.85%
GMNA Pool 717072, 5.00%, 5/15/2041	2.53%

40.82%

Industries (% of Net Assets)
Banks	14.80%
REITs	12.60%
Miscellaneous Services	7.40%
Industrials	7.20%
Oil/Natural Gas	6.30%
Electric Power	5.80%
Insurance	5.70%
Transportation	5.50%
Healthcare	4.60%
Financial & Investment Services	4.40%
Other Assets Less Liabilities	25.70%

100.00%

Industries (% of Net Assets)
Oil/Natural Gas	19.60%
Consumer Goods	11.30%
Healthcare	11.10%
Insurance	9.40%
Electric Power	7.60%
Financial & Investment Services	5.60%
Retail	5.00%
Information Technology	4.80%
REITs	4.60%
Industrials	4.50%
Other Assets Less Liabilities	16.50%

100.00%

Industries (% of Net Assets)
Government Mortgage-Backed Securities	35.10%
Government Notes & Bonds	32.00%
Corporate Bonds	23.70%
TIPS	5.30%
Asset-Backed Securities	0.30%
Other Assets Less Liabilities	3.60%

100.00%

Fund Profile - (Unaudited)

September 30, 2011

High Yield Bond Fund

Top Ten Holdings (% of Net Assets)
Genesis Energy LP, 7.875%, 12/15/2018	2.95%
Nova Chemicals Corp., 8.625%, 11/1/2019	2.24%
United Rentals North America, Inc., 9.25%, 12/15/2019	2.14%
Cloud Peak Energy Resources LLC, 8.50%, 12/15/2019	2.14%
NRG Energy, Inc., 7.375%, 1/15/2017	2.13%
Energy Transfer Equity LP, 7.50%, 10/15/2020	2.12%
Navistar International Corp., 8.25%, 11/01/2021	2.12%
Crosstex Energy LP, 8.875%, 2/15/2018	2.12%
Copano Energy Finance Corp., 7.75%, 6/01/2018	2.11%
Helix Energy Solutions Group, Inc., 9.50%, 1/15/2016	2.11%

22.18%

Money Market Fund

Top Ten Holdings (% of Net Assets)
U.S. Treasure Bill, 0.090%, 10/27/2011	12.45%
Federal Home Loan Bank, 0.060%, 11/4/2011	11.21%
Federal Home Loan Bank, 0.060%, 11/14/2011	9.96%
Federal Home Loan Bank, 0.080%, 10/26/2011	7.47%
Federal Home Loan Bank, 0.020%, 11/30/2011	7.31%
Federal Home Loan Bank, 0.035%, 10/12/2011	7.06%
Federal Home Loan Bank, 0.070%, 10/14/2011	7.06%
Federal Home Loan Bank, 0.120%, 10/3/2011	6.64%
Federal Home Loan Bank, 0.040%, 11/15/2011	4.21%
U.S. Treasury Bill, 0.015%, 10/13/2011	4.15%

77.52%

Industries (% of Net Assets)
Corporate Bonds	96.20%
Other Assets Less Liabilities	3.80%

100.00%

Industries (% of Net Assets)
U.S Government and Government Agencies	90.60%
Other Assets Less Liabilities	9.40%

100.00%

Fund Profile - (Unaudited)

September 30, 2011

Defensive Strategies Fund

Top Ten Holdings (% of Net Assets)
SPDR - Gold Trust	5.43%
TIPS, 2.375%, 1/15/2025	3.00%
TIPS, 1.75%, 1/15/2028	2.72%
TIPS, 2.125%, 1/15/2019	2.70%
PowerShares DB Agriculture Fund	2.66%
TIPS, 2.375%, 1/15/2017	2.38%
TIPS, 2.00%, 1/15/2016	2.33%
PowerShares DB Commodity Index	2.28%
GNMA Pool 4947, 5.00%, 2/20/2041	2.12%
TIPS, 1.125%, 1/15/2021	2.07%

27.69%

Strategic Growth Fund

Top Ten Holdings (% of Net Assets)
Timothy Plan - International Fund	19.34%
Timothy Plan - Large/Mid Cap Growth Fund	18.08%
Timothy Plan - Large/Mid Cap Value Fund	17.53%
Timothy Plan - Defensive Strategies Fund	15.13%
Timothy Plan - High Yield Bond Fund	10.61%
Timothy Plan - Aggressive Growth Fund	7.69%
Timothy Plan - Small Cap Value Fund	7.34%

95.72%

Conservative Growth Fund

Top Ten Holdings (% of Net Assets)
Timothy Plan - Fixed Income Fund	28.57%
Timothy Plan - Defensive Strategies Fund	19.31%
Timothy Plan - Large/Mid Cap Value Fund	14.47%
Timothy Plan - Large/Mid Cap Growth Fund	9.95%
Timothy Plan - International Fund	8.38%
Timothy Plan - High Yield Bond Fund	8.06%
Timothy Plan - Small Cap Value Fund	4.71%
Timothy Plan - Aggressive Growth Fund	1.98%

95.43%

Industries (% of Net Assets)
TIPS	25.61%
Exchange Traded Funds	15.03%
REITs	13.82%
Oil & Gas Services	6.65%
Oil & Gas	6.63%
Mining	4.43%
Coal	4.14%
Iron/Steel	3.36%
Mortgage-Backed Securities	3.23%
Machinery	2.20%
Food	1.22%
Other Assets Less Liabilities	13.68%

100.00%

Industries (% of Net Assets)
Mutual Funds	95.70%
Other Assets Less Liabilities	4.30%

100.00%

Industries (% of Net Assets)
Mutual Funds	95.40%
Other Assets Less Liabilities	4.60%

100.00%

Schedule of Investments | Aggressive Growth

As of September 30, 2011

Shares		Fair Value

	COMMON STOCKS - 92.6%
	AEROSPACE/DEFENSE - 0.9%
1,475	Transdigm Group, Inc. *	$120,463

	BANKS - 3.4%
350	Cardinal Financial Corp.	3,017
7,975	First Midwest Bancorp, Inc.	58,377
3,476	Nara Bancorp, Inc.*	21,099
4,615	Signature Bank *	220,274
11,323	Webster Financial Corp.	173,242

		476,009

	BIOTECHNOLOGY - 0.3%
5,875	NPS Pharmaceutical, Inc. *	38,246

	CHEMICALS - 2.7%
5,825	Airgas, Inc.	371,752

	COMMERCIAL SERVICES - 1.3%
9,550	Kenexa Corp. *	149,362
1,450	PARAXEL International Corp. *	27,448

		176,810

	CONSUMER GOODS - 0.8%
3,660	Steven Madden, Ltd. *	110,166

	DISTRIBUTION/WHOLESALE - 1.1%
2,175	MWI Veterinary Supply, Inc. *	149,684

	EDUCATION - 0.6%
3,345	K12, Inc. *	85,164

	ELECTRICAL - 1.0%
5,615	Belden CDT, Inc.	144,811

	FINANCIAL / INVESTMENT SERVICES - 9.8%
1,475	Affiliated Managers Group, Inc. *	115,124
10,535	Cardtronics, Inc. *	241,462
20,079	Discover Financial Services	460,612
8,411	FleetCor Technologies, Inc. *	220,873
2,875	IntercontinentalExchange, Inc. *	339,998

		1,378,069

	HEALTHCARE - 12.2%
12,120	Amerisource Bergen Corp.	451,712
3,900	Bruker Corp.*	52,767
2,700	Catalyst Health Solutions, Inc. *	155,763
3,030	Cepheid, Inc. *	117,655
4,950	Cyberonics, Inc. *	140,085
1,225	ExamWorks Group, Inc. *	12,471
2,730	Healthspring, Inc. *	99,536
3,925	Hill-Rom Holdings, Inc.	117,829
175	Intuitive Surgical, Inc. *	63,749
9,175	NxStage Medical, Inc. *	191,391
5,882	Sirona Dental Systems, Inc. *	249,456
7,112	Skilled Healthcare Group, Inc. - Class A *	25,674
650	SXC Health Solutions Corp. *	36,205

		1,714,293

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Aggressive Growth (Continued)

As of September 30, 2011

Shares		Fair Value

	INDUSTRIALS / MACHINERY - 7.2%
7,085	Clean Harbors, Inc. *	$363,460
1,818	Gardner Denver, Inc.	115,534
1,225	HEICO Corp.	60,319
1,800	HEICO Corp. - Class A	60,588
3,325	Robbins & Myers, Inc.	115,411
7,000	Rush Enterprises, Inc. - Class A *	99,120
11,635	United Rentals, Inc. *	195,933

		1,010,365

	INFORMATION TECHNOLOGY - 19.2%
1,675	AboveNet, Inc.	89,780
1,317	Advent Software, Inc. *	27,459
9,036	Ariba, Inc. *	250,388
2,370	Cerner Corp. *	162,392
3,830	Cognizant Technology Solutions Corp. - Class A *	240,141
2,180	ComScore, Inc. *	36,777
6,050	Fiserv, Inc. *	307,159
2,062	Gartner Group, Inc. *	71,902
1,150	Informatica Corp. *	47,092
6,975	Interactive Intelligence Group *	189,371
7,550	Jack Henry & Associates, Inc.	218,799
21,365	KIT Digital, Inc. *	179,466
3,895	Parametric Technology Corp. *	59,905
2,200	RiverBed technology, Inc. *	43,912
2,725	Shutterfly, Inc. *	112,215
925	Super Micro Computer. *	11,590
11,155	Synchronoss Technologies, Inc. *	277,871
2,515	Syntel, Inc.	108,623
1,135	Taleo Corp. - Class A *	29,192
850	Teradata Corp. *	45,500
3,725	Tibco Software Incorporated. *	83,403
2,805	VeriFone Systems, Inc. *	98,231

		2,691,168

	INSURANCE - 0.9%
6,675	Alterra Capital Holdings Ltd.	126,625

	INVESTMENT COMPANIES - 0.3%
3,275	Ares Capital Corp.	45,097

	METAL FABRICATE HARDWARE - 0.1%
375	RBC Bearing, Inc. *	12,746

	MISCELLANEOUS SERVICES - 3.8%
1,775	Donaldson Company, Inc.	97,270
2,550	Gaylord Entertainment Co. *	49,317
20,500	HFF, Inc. - Class A *	179,170
14,750	MDC Partners, Inc. - Class A	212,695

		538,452

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Aggressive Growth (Continued)

As of September 30, 2011

Shares		Fair Value

	OIL / NATURAL GAS - 4.8%
15,530	Key Energy Services, Inc. *	$147,380
36,200	Kodiak Oil & Gas Corp. *	188,602
4,625	Newpark Resources *	28,166
3,200	Oil States International *	162,944
8,669	Rex Energy Corp. *	109,663
1,222	Whiting Petroleum Corp. *	42,868

		679,623

	PHARMACEUTICALS - 1.6%
25,165	Akorn, Inc. *	196,539
1,500	Impax Labs, Inc. *	26,865

		223,404

	RESTAURANTS - 2.3%
7,360	Cheesecake Factory, Inc. *	181,424
5,165	Domino’s Pizza *	140,746

		322,170

	RETAIL - 13.2%
975	Autozone, Inc. *	311,210
11,530	Express, Inc.	233,944
3,500	Family Dollar Stores, Inc.	178,010
3,150	Genesco, Inc. *	162,319
3,590	GNC Acquisition Holdings, Inc. *	72,231
2,560	Group 1 Automotive, Inc.	91,008
2,175	Hibbett Sports, Inc. *	73,710
1,775	Nu Skin Enterprises, Inc. - Class A	71,923
3,965	Pier 1 Imports, Inc. *	38,778
4,200	Ross Stores, Inc.	330,498
4,710	Tractor Supply Company	294,610

		1,858,241

	SEMICONDUCTORS - 2.1%
3,160	Avago Technologies, Ltd.	103,553
1,175	Cavium, Inc. *	31,737
6,518	Cypress Semiconductor Corp. *	97,574
8,955	ON Semiconductor Corp. *	64,207

		297,071

	TELECOMMUNICATIONS - 1.4%
2,025	ACME Packet, Inc. *	86,245
5,600	Polycom Incorporated. *	102,872
225	SBA Communications Corp. - Class A *	7,758

		196,875

	TRANSPORTATION - 1.6%
1,252	Atlas Air Worldwide Holdings, Inc. *	41,679
1,350	Genesse & Wyoming, Inc. - Class A *	62,803
4,325	Hub Group, Inc. - Class A *	122,268

		226,750

	TOTAL COMMON STOCKS (Cost $14,232,735)	12,994,054

	REITs - 1.3%
1,150	Essex Property Trust, Inc.	138,046
1,775	Tanger Factory Outlet Centers	46,168

	TOTAL REITs (Cost $203,808)	184,214

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Aggressive Growth (Continued)

As of September 30, 2011

Shares		Fair Value

	MONEY MARKET FUND - 6.0%
840,354	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $840,354)	$840,354

	TOTAL INVESTMENTS (Cost $15,276,897)(B) - 99.90%	$14,018,622

	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.10%	7,011

	NET ASSETS - 100.00%	$14,025,633

* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,405,819 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$436,931
Unrealized depreciation	(1,824,128)

Net unrealized depreciation	$(1,387,197)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International

As of September 30, 2011

Shares		Fair Value

	COMMON STOCKS - 91.0%
	AUTOMOTIVE - 2.8%
72,000	Fiat SpA (ADR)	$396,000
13,800	Magna International, Inc.	454,986

		850,986

	BANKS - 9.0%
25,600	Banco Bradesco SA (ADR)	378,624
9,000	Bank Hapoalim BM (ADR)	163,350
13,000	BOC Hong Kong Holdings, Ltd. (ADR)	553,800
30,000	DBS Group Holdings, Ltd. (ADR)	1,072,500
61,000	Sberbank of Russia *	524,600

		2,692,874

	BUILDING & CONSTRUCTION - 2.2%
40,000	Vinci SA (ADR)	427,600
89,000	Wienerberger AG (ADR)	218,940

		646,540

	CHEMICALS - 8.7%
10,000	Agrium, Inc.	666,600
33,400	Henkel AG & Co. KGaA (ADR)	1,460,582
8,800	Syngenta AG - ADR	456,456

		2,583,638

	COMMERCIAL SERVICES - 0.5%
30,000	Anhui Expressway Co. Ltd. *	152,220

	CONSUMER GOODS - 5.5%
9,000	CSM NV (ADR)	179,550
22,550	FUJIFILM Holdings Corp. (ADR)	521,356
14,000	Kerry Group PLC	506,100
23,000	Shiseido Co, Ltd. (ADR)	440,910

		1,647,916

	DISTRIBUTION/WHOLESALE - 2.3%
36,000	ITOCHU Corp.	684,720

	ELECTRIC POWER - 3.8%
44,000	Enel S.p.A	194,480
6,000	International Power PLC (ADR)	284,400
85,000	Power Assets Holdings, Ltd. (ADR)	650,250

		1,129,130

	ELECTRICAL - 2.4%
14,300	Hitachi Ltd. (ADR)	706,706

	FINANCIAL / INVESTMENT SERVICES - 2.6%
104,000	3i Group PLC (ADR)	150,800
16,300	ORIX Corp. (ADR)	631,299

		782,099

	FOOD - 0.9%
30,000	Marine Harvest (ADR)	256,200

	HEALTHCARE - 8.0%
18,000	Fresenius Medical Care AG & Co. KGaA (ADR)	1,215,540
26,500	Smith & Nephew PLC (ADR)	1,184,285

		2,399,825

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International (Continued)

As of September 30, 2011

Shares		Fair Value

	INDUSTRIALS - 2.2%
25,000	Atlas Copco AB - Class B (ADR)	$389,750
40,000	Cookson Group PLC (ADR)	269,812

		659,562

	INFORMATION TECHNOLOGY - 4.7%
16,000	Canon, Inc. (ADR)	724,160
91,300	Infineon Technologies AG (ADR)	674,707

		1,398,867

	INSURANCE - 2.3%
33,000	Zurich Financial Services AG (ADR) *	692,670

	MINERALS & MINING - 5.3%
22,380	Anglo American PLC (ADR)	382,250
3,000	Barrick Gold Corp.	139,950
8,700	BHP Billiton PLC (ADR)	461,796
28,600	Vale SA (ADR)	600,600

		1,584,596

	OIL / NATURAL GAS - 7.1%
62,000	Afren PLC (ADR) *	393,605
17,000	Lukoil OAO (ADR)	853,230
67,400	Precision Drilling Corp. *	558,746
14,168	Statoil ASA (ADR)	305,320

		2,110,901

	OIL & GAS SERVICE - 1.4%
22,000	Subsea 7 SA *	421,300

	PHARMACEUTICAL - 2.5%
8,000	Shire Pharmaceutical (ADR)	751,440

	RETAIL - 4.1%
15,000	Walmart de Mexico SAB de CV (ADR)	345,750
39,000	William Morrison Supermarkets PLC (ADR)	873,600

		1,219,350

	SERVICES - 3.5%
42,000	ABB, Ltd. (ADR) *	717,360
19,000	Focus Media Holding, ADR *	319,865

		1,037,225

	SOFTWARE - 0.8%
6,700	VeriFone Systems, Inc. *	234,634

	TELECOMMUNICATIONS - 8.4%
18,400	America Movil SAB de C.V. - Series L (ADR)	406,272
21,000	Globe Telecom, Inc.	426,483
6,300	Philippine Long Dist. Sp. (ADR)	312,039
57,000	Singapore Telecommunications, Ltd. (ADR)	1,376,322

		2,521,116

	TOTAL COMMON STOCKS (Cost $30,212,919)	27,164,515

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International (Continued)

As of September 30, 2011

Shares		Fair Value

	MONEY MARKET FUND - 8.3%
2,451,762	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $2,451,762)	$2,451,762

	TOTAL INVESTMENTS (Cost $32,664,681)(B) - 99.3%	$29,616,277

	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.7%	233,819

	NET ASSETS - 100.00%	$29,850,096

(ADR) American Depositary Receipt.
* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,686,584 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,183,163
Unrealized depreciation	(5,253,470)

Net unrealized depreciation	$(3,070,307)

Diversification of Assets
Country	% of Net Assets
Austria	0.73%
Brazil	3.28%
Canada	6.10%
China	1.58%
France	1.43%
Germany	11.23%
Hong Kong	4.03%
Ireland	4.21%
Israel	0.55%
Italy	1.98%
Japan	12.43%
Mexico	2.52%
Netherlands	0.60%
Norway	1.88%
Phillipines	2.47%
Russia	4.62%
Singapore	8.20%
Sweden	1.31%
Switzerland	6.25%
United Kingdom	14.81%
United States	0.79%

Total	91.00%
Money Market Funds	8.28%
Assets in Excess of Other Liabilities	0.72%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth

As of September 30, 2011

Shares		Fair Value

	COMMON STOCKS - 89.2%
	AEROSPACE/DEFENSE - 2.6%
9,200	General Dynamics, Corp.	$523,388
5,550	Transdigm Group, Inc. *	453,268

		976,656

	BANKS - 2.1%
49,502	Webster Financial Corp.	757,381

	BEVERAGES - 1.6%
14,910	Dr. Pepper Snapple Group, Inc.	578,209

	CHEMICALS - 2.9%
16,755	Airgas, Inc.	1,069,304

	COMMERCIAL SERVICES - 1.7%
41,500	Western Union Co.	634,535

	CONSUMER GOODS - 5.0%
25,730	Emerson Electric Co.	1,062,906
17,270	McCormick & Co., Inc.	797,183

		1,860,089

	ELECTRONICS - 2.3%
20,620	Amphenol Corp. - Class A	840,677

	ENVIRONMENTAL CONTROL - 1.4%
10,455	Clean Harbors, Inc. *	536,342

	FINANCIAL / INVESTMENT SERVICES - 9.0%
5,350	Affiliated Managers Group, Inc. *	417,568
41,110	Discover Financial Services	943,063
19,405	FleetCor Technologies, Inc. *	509,575
8,665	IntercontinentalExchange, Inc. *	1,024,723
29,050	SEI Investments Co.	446,789

		3,341,718

	HEALTHCARE - 14.3%
48,160	AmerisourceBergen Corp.	1,794,923
8,645	Bruker Corp. *	116,967
6,870	C.R. Bard, Inc.	601,400
5,410	Catalyst Health Solutions, Inc. *	312,103
1,175	Intuitive Surgical, Inc. *	428,029
19,560	Patterson Cos., Inc.	560,003
22,295	Sirona Dental Systems, Inc. *	945,531
15,040	St. Jude Medical, Inc.	544,298

		5,303,254

	INDUSTRIALS / MACHINERY - 4.5%
7,390	Gardner Denver, Inc.	469,635
27,600	Johnson Controls, Inc.	727,812
28,495	United Rentals, Inc. *	479,856

		1,677,303

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth (Continued)

As of September 30, 2011

Shares		Fair Value

	INFORMATION TECHNOLOGY - 12.8%
25,400	Ariba, Inc. *	$703,834
9,830	Avago Technologies Ltd.	322,129
4,530	Cerner Corp. *	310,396
10,370	Cognizant Technology Solutions Corp. - Class A *	650,199
12,350	Fiserv, Inc. *	627,010
4,296	Informatica Corp. *	175,921
24,700	Parametric Technology Corp. *	379,886
20,825	Polycom, Inc. *	382,555
10,050	Riverbed Technology, Inc. *	200,598
9,775	Taleo Corp. - Class A *	251,413
4,075	Teradata Corp. *	218,135
14,500	VeriFone Systems, Inc. *	507,790

		4,729,866

	INSURANCE - 1.9%
11,460	Ace Ltd.	694,476

	INTERNET - 0.6%
9,375	Tibco Software, Inc. *	209,906

	INVESTMENT COMPANIES - 1.2%
32,050	Ares Capital Corp.	441,329

	MISCELLANEOUS SERVICES - 1.2%
7,850	Donaldson Co., Inc.	430,180

	OIL & NATURAL GAS - 7.8%
8,330	Ensco PLC (ADR)	336,782
18,260	Exxon Mobil Corp.	1,326,224
14,910	Occidental Petroleum Corp.	1,066,065
4,855	Whiting Petroleum Corp. *	170,313

		2,899,384

	OIL & NATURAL GAS SERVICES - 1.6%
21,300	Key Energy Services, Inc. *	202,137
7,575	Oil States International, Inc. *	385,719

		587,856

	PHARMACEUTICALS - 0.6%
3,750	SXC Health Solutions Corp. *	208,875

	RETAIL - 8.4%
4,135	Autozone, Inc. *	1,319,851
13,325	Family Dollar Stores, Inc.	677,709
8,650	Ross Stores, Inc.	680,668
6,660	Tractor Supply Co.	416,583

		3,094,811

	SEMICONDUCTORS - 3.0%
8,075	Cypress Semiconductor Corp. *	120,883
21,600	Microchip Technology, Inc.	671,976
46,325	ON Semiconductor Corp. *	332,150

		1,125,009

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth (Continued)

As of September 30, 2011

Shares		Fair Value

	TELECOMMUNICATIONS - 2.7%
6,775	ACME Packet, Inc. *	$288,547
10,600	L-3 Communications Holdings, Inc.	656,882
1,550	SBA Communications Corp. - Class A *	53,444

		998,873

	TOTAL COMMON STOCKS (Cost $36,798,041)	32,996,033

	REITs - 1.3%
3,945	Essex Property Trust, Inc. (Cost $529,623)	473,558

	MONEY MARKET FUND - 10.1%
3,719,044	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $3,719,044)	3,719,044

	TOTAL INVESTMENTS (Cost $41,046,708)(B) - 100.6%	$37,188,635

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(210,714)

	NET ASSETS - 100.00%	$36,977,921

*Non-income producing securities.

(ADR) American Depositary Receipt.

(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,158,624 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$911,973
Unrealized depreciation	(4,881,962)

Net unrealized depreciation	$(3,969,989)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value

As of September 30, 2011

Shares		Fair Value

	COMMON STOCKS - 85.0%
	AEROSPACE EQUIPMENT - 2.0%
26,400	Moog, Inc. - Class A *	$861,168

	BANKS - 14.8%
15,428	Bancfirst Corp.	511,592
38,833	Center Financial Corp. *	182,127
64,703	Chemical Financial Corp.	990,603
71,308	Columbia Banking System, Inc.	1,021,131
5,989	First Citizens BancShares, Inc. - Class A	859,661
63,800	First Financial Bancorp	880,440
29,692	Nara Bancorp, Inc. *	180,230
21,300	SVB Financial Group *	788,100
36,000	Wintrust Financial Corp.	929,160

		6,343,044

	COAL - 2.0%
52,000	Cloud Peak Energy, Inc. *	881,400

	CONSTRUCTION - 2.0%
38,070	Layne Christensen Co. *	879,417

	CONSUMER GOODS - 2.1%
27,000	Wolverine World Wide, Inc.	897,750

	ELECTRIC POWER - 5.8%
21,000	Avista Corp.	500,850
29,100	Cleco Corp.	993,474
31,600	NorthWestern Corp.	1,009,304

		2,503,628

	ELECTRIC & EQUIPMENT - 1.1%
24,000	EnerSys *	480,480

	FINANCIAL & INVESTMENT SERVICES - 4.4%
85,317	Calamos Asset Management, Inc. - Class A	854,023
83,700	Knight Capital Group, Inc. - Class A *	1,017,792

		1,871,815

	FOOD - 2.3%
20,265	J & J Snack Food Corp.	973,733

	HEALTHCARE - 4.6%
102,631	Natus Medical, Inc. *	976,021
28,680	Orthofix International NV *	989,747

		1,965,768

	INDUSTRIALS - 7.2%
26,897	A.O. Smith Corp.	861,511
20,005	Hurco Cos., Inc. *	406,102
33,000	Kaydon Corp.	946,440
35,600	TAL International Group, Inc.	887,864

		3,101,917

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value (Continued)

As of September 30, 2011

Shares		Fair Value

	INFORMATION TECHNOLOGY - 4.3%
14,600	ManTech International Corp. - Class A	$458,148
78,006	Pervasive Solftware, Inc. *	468,036
35,600	SYNNEX Corp. *	932,720

		1,858,904

	INSURANCE - 5.7%
53,923	AMERISAFE, Inc. *	992,722
37,400	Employers Holdings, Inc.	477,224
25,670	Safety Insurance Group, Inc.	971,096

		2,441,042

	MISCELLANEOUS SERVICES - 7.4%
46,200	Harsco Corp.	895,818
98,166	Matrix Service, Co. *	835,393
63,100	Pioneer Drilling, Co. *	453,058
36,100	Rent-A-Center, Inc.	990,945

		3,175,214

	OIL & NATURAL GAS - 6.3%
23,900	Approach Resources, Inc. *	406,061
173,626	Gastar Exploration Ltd. *	520,878
24,361	GeoResources, Inc. *	433,382
173,700	Kodiak Oil& Gas Corp. *	904,977
18,200	Swift Energy Co. *	442,988

		2,708,286

	RESTAURANTS - 1.3%
17,600	Papa Johns International, Inc. *	535,040

	RETAIL - 1.6%
74,100	Kirkland’s, Inc. *	679,497

	SEMICONDUCTORS - 3.5%
47,000	Kraton Performance Polymers, Inc. *	760,460
30,800	Veeco Instruments, Inc. *	751,520

		1,511,980

	TRANSPORTATION - 5.5%
10,400	Genesee & Wyoming, Inc. - Class A *	483,809
26,064	Landstar System, Inc.	1,031,092
80,863	Saia, Inc. *	850,679

		2,365,580

	TELECOMMUNICATIONS - 1.1%
111,000	Tellabs,Inc.	476,190

	TOTAL COMMON STOCKS (Cost $44,116,776)	36,511,853

	REITs - 12.6%
63,965	Coresite Realty Corp.	917,898
234,700	DCT Industrial Trust, Inc.	1,030,333
137,457	DiamondRock Hospitality	960,824
60,600	Healthcare Realty Trust, Inc.	1,021,110
30,700	Potlatch Corp.	967,664
18,600	Washington Real Estate Investment Trust	524,148

	TOTAL REITs (Cost $6,075,000)	5,421,977

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value (Continued)

As of September 30, 2011

Shares		Fair Value

	MONEY MARKET FUND - 2.3%
971,390	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $971,390)	$971,390

	TOTAL INVESTMENTS (Cost $51,163,166)(B) - 99.9%	$42,905,220

	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.1%	48,889

	NET ASSETS - 100.00%	$42,954,109

* Non income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $51,284,270 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,215,699
Unrealized depreciation	(9,594,749)

Net unrealized depreciation	$(8,379,050)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value

As of September 30, 2011

Shares		Fair Value

	COMMON STOCKS - 88.2%
	AEROSPACE/DEFENSE - 1.0%
7,173	Goodrich, Corp.	$865,638

	AUTO - 1.0%
21,300	Lear Corp.	913,770

	BANKS - 1.9%
54,400	CIT Group, Inc. *	1,652,128

	CONSUMER GOODS - 11.3%
28,500	BorgWarner, Inc. *	1,725,105
56,900	Dr Pepper Snapple Group, Inc.	2,206,582
51,500	Emerson Electric Co.	2,127,465
26,100	JM Smucker Co./The	1,902,429
71,300	Sysco Corp.	1,846,670

		9,808,251

	ELECTRIC POWER - 7.6%
49,000	American Electric Power Co., Inc.	1,862,980
47,000	Dominion Resources, Inc.	2,386,190
53,300	FirstEnergy Corp.	2,393,703

		6,642,873

	FINANCIAL & INVESTMENT SERVICES - 5.6%
69,300	Eaton Vance Corp.	1,543,311
17,100	Franklin Resources, Inc.	1,635,444
112,600	Invesco, Ltd.	1,746,426

		4,925,181

	HEALTHCARE - 11.1%
79,700	CareFusion Corp. *	1,908,815
51,600	Covidien PLC	2,275,560
22,800	CR Bard, Inc.	1,995,912
28,800	DENTSPLY International, Inc.	883,872
117,000	Hologic, Inc. *	1,779,570
23,400	St. Jude Medical, Inc.	846,846

		9,690,575

	INDUSTRIALS - 4.5%
30,800	General Dynamics Corp.	1,752,212
14,200	Precision Castparts Corp.	2,207,532

		3,959,744

	INFORMATION TECHNOLOGY - 4.8%
122,300	CA, Inc.	2,373,843
63,500	TE Connectivity Ltd.	1,786,890

		4,160,733

	INSURANCE - 9.4%
37,700	ACE, Ltd.	2,284,620
63,100	Arch Capital Group, Ltd. *	2,061,792
67,700	Axis Capital Holdings, Ltd.	1,756,138
60,100	Willis Group Holdings, PLC (ADR)	2,065,637

		8,168,187

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value (Continued)

As of September 30, 2011

Shares		Fair Value

	MACHINERY - 1.9%
22,200	Flowserve Corp.	$1,642,800

	OIL & NATURAL GAS - 19.6%
28,300	Anadarko Petroleum Corp.	1,784,315
20,600	Apache Corp.	1,652,944
18,600	ConocoPhillips	1,177,752
45,200	EQT Corp.	2,411,872
41,000	Exxon Mobil Corp.	2,977,830
44,400	Marathon Oil Corp.	958,152
29,300	Marathon Petroleum Corp.	792,858
34,700	Murphy Oil Corp.	1,532,352
33,000	National Oilwell Varco, Inc.	1,690,260
29,000	Occidental Petroleum Corp.	2,073,500

		17,051,835

	RETAIL - 5.0%
37,900	Advance Auto Parts, Inc.	2,201,990
29,300	Sherwin-Williams Co./The	2,177,576

		4,379,566

	SEMICONDUCTORS - 1.0%
26,900	Microchip Technology, Inc.	836,859

	TRANSPORTATION - 2.5%
26,400	Union Pacific Corp.	2,156,088

	TOTAL COMMON STOCKS (Cost $73,309,028)	76,854,228

	MASTER LIMITED PARTNERSHIPS - 1.9%
78,800	Lazard, Ltd. - Class A	1,662,680

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,711,146)	1,662,680

	REITs - 4.6%
51,100	HCP, Inc.	1,791,566
19,700	Public Storage	2,193,595

	TOTAL REITs (Cost $3,033,852 )	3,985,161

	MONEY MARKET FUND - 6.6%
5,748,933	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $5,748,933)	5,748,933

	TOTAL INVESTMENTS (Cost $84,802,959 )(B) - 101.3%	$88,251,002

	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(1,093,019)

	NET ASSETS - 100.00%	$87,157,983

* Non-income producing securities.

(ADR) American Depositary Receipt.

(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $84,839,247 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$10,777,782
Unrealized depreciation	(7,366,027)

Net unrealized appreciation	$3,411,755

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Fixed Income

As of September 30, 2011

Par Value		Fair Value

	BONDS AND NOTES - 96.4%
	ASSET-BACKED SECURITIES - 0.3%
$ 30,842	John Deere Owner Trust, 2.59%, 10/15/2013	$30,960
145,000	John Deere Owner Trust, 3.96%, 05/16/2016	147,910

	TOTAL ASSET-BACKED SECURITIES (Cost $176,095 )	178,870

	CORPORATE BONDS - 23.7%
500,000	America Movil SAB de C.V., 5.00%, 03/30/2020	533,000
1,000,000	Cameron International Corp., 6.375%, 07/15/2018	1,177,155
750,000	Canadian National Railway Co., 5.80%, 06/01/2016	876,340
750,000	ConocoPhillips, 4.60%, 01/15/2015	822,235
500,000	Covidien International Finance SA, 5.45%, 10/15/2012	523,747
950,000	Dominion Resources, Inc., 5.00%, 03/15/2013	1,004,647
350,000	Energy Transfer Partners LP, 6.70%, 07/01/2018	392,294
500,000	Enterprise Products Operating, LLC, 6.125%, 10/15/2039	546,287
900,000	ERP Operating LP, 5.125%, 03/15/2016	966,480
500,000	Express Scripts, Inc., 5.25%, 06/15/2012	514,050
500,000	Johnson Controls, Inc., 5.00%, 03/30/2020	552,603
750,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014	814,351
500,000	L-3 Communications, Corp., 5.20%, 10/15/2019	528,428
750,000	Marathon Oil Corp., 6.00%, 10/01/2017	858,218
750,000	Nisource Finance Corp., 5.40%, 07/15/2014	812,735
500,000	Oneok, Inc., 5.20%, 06/15/2015	550,865
750,000	Simon Property Group LP, 5.75%, 12/01/2015	828,348
500,000	Transocean, Inc., 6.00%, 03/15/2018	533,670
1,000,000	Tyco Electronics Group SA, 6.00%, 10/01/2012	1,048,102
500,000	Valero Energy Corp., 6.625%, 06/15/2037	538,900
750,000	Weatherford International, Ltd., 4.95%, 10/15/2013	793,775
750,000	Willis North America, Inc., 6.20%, 03/28/2017	819,947

	TOTAL CORPORATE BONDS (Cost $14,731,780 )	16,036,177

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 72.4%
	GOVERNMENT NOTES & BONDS - 32.0%
1,500,000	Federal Farm Credit Bank, 4.875%, 01/17/2017	1,757,942
2,500,000	Federal Farm Credit Bank, 5.125%, 08/25/2016	2,952,842
1,000,000	Federal Home Loan Bank, 5.00%, 11/17/2017	1,205,662
1,500,000	Federal Home Loan Bank, 5.50%, 08/13/2014	1,707,429
4,000,000	U.S. Treasury Bond, 3.125%, 05/15/2019	4,456,876
1,500,000	U.S. Treasury Bond, 4.375%, 05/15/2040	1,931,019
1,000,000	U.S. Treasury Bond, 5.00%, 05/15/2037	1,392,344
2,000,000	U.S. Treasury Note, 3.125%, 05/15/2021	2,223,281
2,000,000	U.S. Treasury Note, 3.875%, 05/15/2018	2,323,282
1,550,000	U.S. Treasury Note, 4.75%, 05/15/2014	1,726,373

	TOTAL GOVERNMENT NOTES & BONDS (Cost $19,765,475 )	21,677,050

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 35.1%
99,481	GNMA Pool 3584, 6.00%, 07/20/2034	112,192
221,163	GNMA Pool 3612, 6.50%, 09/20/2034	254,680
701,312	GNMA Pool 3625, 6.00%, 10/20/2034	786,010
291,323	GNMA Pool 3637, 5.50%, 11/20/2034	324,765
455,931	GNMA Pool 3665, 5.50%, 01/20/2035	508,269

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Fixed Income (Continued)

As of September 30, 2011

Par Value		Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 35.1% (Continued)
$ 229,767	GNMA Pool 3679, 6.00%, 02/20/2035	$257,516
585,515	GNMA Pool 3711, 5.50%, 05/20/2035	652,180
533,609	GNMA Pool 3865, 6.00%, 06/20/2036	597,053
377,692	GNMA Pool 3910, 6.00%, 10/20/2036	422,598
732,854	GNMA Pool 3939, 5.00%, 01/20/2037	808,079
863,893	GNMA Pool 4058, 5.00%, 12/20/2037	952,568
919,334	GNMA Pool 4072, 5.50%, 01/20/2038	1,019,124
2,447,715	GNMA Pool 4520, 5.00%, 08/20/2039	2,694,372
1,509,893	GNMA Pool 4541, 5.00%, 09/20/2039	1,662,046
2,890,711	GNMA Pool 4947, 5.00%, 02/20/2041	3,180,203
35,533	GNMA Pool 585163, 5.00%, 02/15/2018	38,474
33,054	GNMA Pool 585180, 5.00%, 02/15/2018	35,789
26,878	GNMA Pool 592492, 5.00%, 03/15/2018	29,102
28,475	GNMA Pool 599821, 5.00%, 01/15/2018	30,831
465,494	GNMA Pool 604182, 5.50%, 04/15/2033	517,368
295,612	GNMA Pool 663776, 6.50%, 01/15/2037	336,036
3,871,313	GNMA Pool 701961, 4.50%, 06/15/2039	4,222,255
1,726,370	GNMA Pool 717072, 5.00%, 05/15/2039	1,898,049
983,075	GNMA Pool 734437, 4.50%, 05/15/2041	1,070,043
96,528	GNMA Pool 781694, 6.00%, 12/15/2031	108,328
1,126,334	GNMA Pool 782858, 6.00%, 11/15/2039	1,257,482

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $22,356,627 )	23,775,412

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 5.3%
1,250,000	TIPS, 2.00%, 01/15/2014	1,623,408
1,500,000	TIPS, 2.50%, 07/15/2016	1,926,659

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $3,233,745 )	3,550,067

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $45,355,847 )	49,002,529

	TOTAL BONDS AND NOTES (Cost $60,263,722 )	65,217,576

Shares
	MONEY MARKET FUND - 2.2%
1,487,248	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $1,487,248)	1,487,248

	TOTAL INVESTMENTS ( Cost $61,750,970)(B) - 98.6%	$66,704,824

	ASSETS IN EXCESS OF OTHER LIABILITIES - 1.4%	965,097

	NET ASSETS - 100.00%	$67,669,921

(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $61,750,970 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,953,854
Unrealized depreciation	-

Net unrealized appreciation	$4,953,854

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond

As of September 30, 2011

Par Value		Fair Value

	CORPORATE BONDS - 96.2%

$ 250,000	Actuant Corp., 6.875%, 6/15/2017	$253,438
500,000	AmeriGas Partners LP, 6.50%, 5/20/2021	485,000
500,000	Berry Petroleum Co., 8.25%, 11/01/2016	510,625
500,000	Calfrac Holdings LP, 7.50%,12/01/2020 (A)	475,000
500,000	Calumet Special, 9.375%, 5/1/2019 (A)	467,500
500,000	Cemex Finance LLC, 9.50%, 12/14/2016 (A)	367,500
500,000	Cloud Peak Energy Resources LLC, 8.50%, 12/15/2019	520,625
500,000	CommScope, Inc., 8.25%, 1/15/2019 (A)	493,750
500,000	Comstock Resources, Inc., 8.375%, 10/15/2017	481,250
250,000	Continental Resources, Inc., 7.125%, 4/01/2021	253,750
500,000	Copano Energy Finance Corp., 7.75%, 6/01/2018	513,750
500,000	Covanta Holding Corp., 7.25%, 12/01/2020	501,539
500,000	Crosstex Energy LP, 8.875%, 2/15/2018	515,000
500,000	Energy Transfer Equity LP, 7.50%, 10/15/2020	516,250
250,000	Equinix, Inc., 7.00%, 7/15/2021	249,688
500,000	FMG Resources August 2006 Pty Ltd., 7.00%, 11/01/2015 (A)	467,500
500,000	Forest Oil Corp., 7.25%, 6/15/2019	495,000
500,000	Frac Tech Services LLC, 7.125%, 11/15/2018 (A)	510,000
750,000	Genesis Energy LP, 7.875%, 12/15/2018 (A)	716,250
500,000	Geo Group, Inc./The, 6.625%, 2/15/2011	482,500
329,000	Goodyear Tire & Rubber Co., 10.50%, 5/15/2016	357,788
500,000	Helix Energy Solutions Group, Inc., 9.50%, 1/15/2016 (A)	513,125
500,000	Hypermarcas SA, 6.50%, 4/20/2021 (A)	460,000
500,000	Intergen NV, 9.00%, 6/30/2017 (A)	508,125
250,000	Iron Mountain, 7.75%, 10/1/2019	249,687
500,000	Kindred Healthcare, 8.25%, 6/1/2019 (A)	384,375
500,000	MarkWest Energy Partners L.P., 6.75%, 11/01/2020	510,000
500,000	MedAssets, Inc., 8.00%, 11/15/2018 (A)	476,875
500,000	MEMC Electronic Materials, Inc., 7.75%, 4/01/2019 (A)	430,000
500,000	MPT Operating Partnership LP, 6.875%, 5/1/2021 (A)	477,500
500,000	Navios Maritime Holdings, Inc., 8.875%, 11/01/2017	490,000
500,000	Navistar International Corp., 8.25%, 11/01/2021	515,625
500,000	Nova Chemicals Corp., 8.625%, 11/01/2019	543,750
500,000	NRG Energy, Inc., 7.375%, 1/15/2017	516,875
500,000	OGX Petroleo, 8.50%, 6/1/2018 (A)	450,625
500,000	Omnicare, Inc., 7.75%, 6/01/2020	512,500
500,000	PolyOne Corp., 7.375%, 9/15/2020	503,750
250,000	Polypore International, Inc., 7.50%, 11/15/2017	252,188
500,000	QBE Cap Funding II LP, 7.25%, 5/24/2041 (A)	452,708
250,000	R R Donnelley & Sons Co., 7.25%, 5/15/2018	226,000
500,000	Reynolds Group Issuer, Inc., 9.00%, 4/15/2019 (A)	421,875
500,000	Sanmina-SCI Corp, 7.00%, 5/15/2019 (A)	442,500
500,000	Sealy Mattress Co., 8.25%, 6/15/2014	473,750
500,000	Suncoke Energy, 7.625%, 8/1/2019 (A)	491,250
500,000	Swift Energy Co., 7.125%, 6/01/2017	494,375
500,000	Targa Resources Partners LP, 7.875%, 10/15/2018	507,500
410,000	Tesoro Corp., 9.75%, 6/01/2019	444,850
500,000	Texas Industries, Inc., 9.25%, 8/15/2020	391,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond (Continued)

As of September 30, 2011

Par Value		Fair Value

	CORPORATE BONDS - 96.2% (continued)
$ 500,000	United Rentals North America, Inc., 9.25%, 12/15/2019	$521,250
500,000	United States Steel Corp., 6.05%,06/01/2017	457,500
500,000	USG Corp., 9.75%, 01/15/2018	404,375
250,000	Vanguard Health Holding Co., LLC, 7.75%,02/01/2019 (A)	224,062

	TOTAL CORPORATE BONDS (Cost $24,279,878 )	23,381,948

Shares
	MONEY MARKET FUND - 1.3%
318,984	Fidelity Institutional Money Market Portfolio, 0.07% (B) (Cost $318,984)	318,984

	TOTAL INVESTMENTS (Cost $24,598,862)(C) - 97.5%	$23,700,932

	ASSETS IN EXCESS OF OTHER LIABILITIES - 2.5%	603,046

	NET ASSETS - 100.00%	$24,303,978

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2011.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,598,862 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$358,120
Unrealized depreciation	(1,256,050)

Net unrealized depreciation	$(897,930)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Money Market

As of September 30, 2011

Par Value		Fair Value

	U.S. GOVERNMENT & GOVERNMENT AGENCIES (A) - 90.6%
$ 800,000	Federal Home Loan Bank, 0.120%, 10/3/2011	$799,995
150,000	Federal Home Loan Bank, 0.030%, 10/11/2011	149,999
850,000	Federal Home Loan Bank, 0.035%, 10/12/2011	849,991
850,000	Federal Home Loan Bank, 0.070%, 10/14/2011	849,983
200,000	Federal Home Loan Bank, 0.080%, 10/19/2011	199,994
900,000	Federal Home Loan Bank, 0.080%, 10/26/2011	899,956
1,350,000	Federal Home Loan Bank, 0.060%, 11/4/2011	1,349,935
100,000	Federal Home Loan Bank, 0.020%, 11/10/2011	99,998
1,200,000	Federal Home Loan Bank, 0.060%, 11/14/2011	1,199,912
507,000	Federal Home Loan Bank, 0.040%, 11/15/2011	506,983
200,000	Federal Home Loan Bank, 0.040%, 11/18/2011	199,989
880,000	Federal Home Loan Bank, 0.020%, 11/30/2011	879,967
257,000	Federal Home Loan Bank, 0.040%, 12/7/2011	256,982
372,000	Federal Home Loan Bank, 0.030%, 12/14/2011	371,981
200,000	Federal Home Loan Bank, 0.020%, 12/21/2011	199,991
100,000	Federal Home Loan Bank, 0.020%, 12/23/2011	99,997
500,000	U.S. Treasury Bill, 0.015%, 10/13/2011	499,998
1,500,000	U.S. Treasury Bill, 0.090%, 10/27/2011	1,499,908

	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCIES
	(Cost $10,915,559)	10,915,559

Shares
	MONEY MARKET FUND - 8.7%
1,043,580	Fidelity Institutional Money Market Portfolio, 0.07% (B)
	(Cost $1,043,580)	1,043,580

	TOTAL INVESTMENTS (Cost $11,959,139)(C) - 99.3%	$11,959,139

	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.7%	85,273

	TOTAL NET ASSETS - 100.00%	$12,044,412

(A) Discount note; the rate shown represents the yield at September 30, 2011.

(B) Variable rate security; the rate shown represents the yield at September 30, 2011.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies

As of September 30, 2011

Shares		Fair Value

	COMMON STOCKS - 32.8%
	CHEMICALS - 1.1%
14,527	Ashland, Inc.	$641,222

	COAL - 4.1%
32,306	Alpha Natural Resources Inc. *	571,493
41,475	Arch Coal Inc.	604,706
66,943	Patriot Coal Corp. *	566,338
17,688	Peabody Energy Corp.	599,269

		2,341,806

	FOOD - 1.2%
39,724	Tyson Foods Inc. - Class A	689,609

	FOREST - 1.1%
26,076	MeadWestvaco Corp.	640,427

	IRON / STEEL - 3.3%
16,502	Allegheny Technologies Inc.	610,409
41,226	ArcelorMittal - NY Registered Shares	655,906
28,762	United States Steel Corp.	633,052

		1,899,367

	MACHINERY - 2.2%
17,675	AGCO Corp. *	611,025
24,193	CNH Global NV *	634,824

		1,245,849

	METAL - 1.1%
65,350	Commercial Metals Co.	621,478

	MINING - 4.4%
69,168	Century Aluminum Co. *	618,362
29,541	Coeur d’Alene Mines Corp. *	633,359
117,007	Hecla Mining Co. *	627,157
14,147	Kaiser Aluminum Corp.	626,429

		2,505,307

	OIL & GAS - 6.6%
9,632	Anadarko Petroleum Corp.	607,298
53,785	Denbury Resources Inc. *	618,527
15,112	Helmerich & Payne Inc.	613,547
29,656	Marathon Oil Corp.	639,977
13,275	Transocean, Ltd.	633,748
35,773	Valero Energy Corp.	636,044

		3,749,141

	OIL & GAS SERVICES - 6.6%
13,329	Baker Hughes Inc.	615,266
14,748	Cameron International Corp. *	612,632
25,410	Hornbeck Offshore Services Inc. *	632,963
12,103	National Oilwell Varco Inc.	619,916
8,131	SEACOR Holdings Inc.	652,187
51,066	Weatherford International Ltd. *	623,516

		3,756,480

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies (Continued)

As of September 30, 2011

Shares		Fair Value

	PACKAGING & CONTAINERS - 1.1%
40,119	Owens-Illinois, Inc. *	$606,599

	TOTAL COMMON STOCKS (Cost$20,675,958 )	18,697,285

	REITs - 13.9%
2,700	Acadia Realty Trust	50,490
2,300	Alexandria Real Estate Equities Inc.	141,197
1,350	AvalonBay Communities Inc.	153,968
3,600	Boston Properties Inc.	320,760
2,900	BRE Properties Inc.	122,786
4,200	Brookfield Office Properties Inc.	57,834
2,000	Camden Property Trust	110,520
6,300	Colonial Properties Trust	114,408
9,400	DCT Industrial Trust Inc.	41,266
7,000	DDR Corp.	76,300
8,100	DiamondRock Hospitality Co.	56,619
2,400	Digital Realty Trust Inc.	132,384
4,800	Douglas Emmett Inc.	82,080
2,500	Duke Realty Corp.	26,250
5,100	DuPont Fabros Technology Inc.	100,419
4,700	Education Realty Trust Inc.	40,373
2,300	Entertainment Properties Trust	89,654
8,800	Equity Residential	456,456
1,650	Essex Property Trust Inc.	198,066
4,200	Extra Space Storage Inc.	78,246
1,400	Federal Realty Investment Trust	115,374
5,400	FelCor Lodging Trust Inc. *	12,582
2,300	First Potomac Realty Trust	28,681
13,826	General Growth Properties Inc.	167,295
9,400	HCP Inc.	329,564
6,500	Health Care REIT Inc.	304,200
2,300	Home Properties Inc.	130,548
11,000	Hospitality Properties Trust	233,530
3,100	Kilroy Realty Corp.	97,030
12,200	Kimco Realty Corp.	183,366
6,800	Lexington Realty Trust	44,472
5,900	Liberty Property Trust	171,749
5,663	Macerich Co./The	241,414
3,600	National Retail Properties Inc.	96,732
12,094	ProLogis Inc.	293,279
1,300	PS Business Parks Inc.	64,402
3,700	Public Storage	411,995
1,100	Rayonier Inc.	40,469
1,900	Regency Centers Corp.	67,127
8,729	Simon Property Group Inc.	960,015
3,350	SL Green Realty Corp.	194,802
7,100	Strategic Hotels & Resorts Inc. *	30,601
1,600	Taubman Centers Inc.	80,496
5,100	UDR Inc.	112,914

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies (Continued)

As of September 30, 2011

Shares		Fair Value

	REITs - 13.9% (Continued)
7,459	Ventas Inc.	$368,475
5,716	Vornado Realty Trust	426,528
3,400	Washington Real Estate Investment Trust	95,812
5,400	Weingarten Realty Investors	114,318

	Total REITs (Cost $8,047,569 )	7,867,846

	EXCHANGE TRADED FUNDS - 15.0%
19,300	iShares Silver Trust *	558,349
56,400	PowerShares DB Agriculture Fund *	1,672,260
29,800	PowerShares DB Base Metals Fund *	552,790
43,300	PowerShares DB Commodity Index Tracking Fund *	1,114,109
43,500	PowerShares DB Energy Fund *	1,118,385
22,000	SPDR Gold Shares *	3,477,760

	TOTAL EXCHANGE TRADED FUNDS (Cost $8,215,924 )	8,493,653

Par Value
	BONDS AND NOTES - 28.7%
	GOVERNMENT MORTGAGE-BACKED SECURITIES - 3.2%
$ 1,093,282	GNMA Pool 004947, 5.00%, 02/20/2041	1,202,769
563,167	GNMA Pool 782858, 6.00%, 11/15/2039	628,741

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $1,787,370 )	1,831,510

	TREASURY INFLATION PROECTED SECURITIES (TIPS) - 25.5%
500,000	TIPS, 3.625%, 04/15/2028	1,005,383
300,000	TIPS, 3.875%, 04/15/2029	620,246
1,150,000	TIPS, 2.375%, 01/15/2025	1,703,048
1,235,000	TIPS, 1.75%, 01/15/2028	1,544,500
500,000	TIPS, 2.50%, 01/15/2029	676,124
500,000	TIPS, 3.00%, 07/15/2012	646,102
645,000	TIPS, 2.00%, 01/15/2014	837,679
550,000	TIPS, 2.00%, 07/15/2014	709,621
325,000	TIPS, 1.625%, 01/15/2015	414,034
1,045,000	TIPS, 2.00%, 01/15/2016	1,322,764
1,050,000	TIPS, 2.375%, 01/15/2017	1,353,394
300,000	TIPS, 1.625%, 01/15/2018	362,115
1,250,000	TIPS, 2.125%, 01/15/2019	1,532,985
501,255	TIPS, 1.25%, 07/15/2020	573,666
1,040,000	TIPS, 1.125%, 01/15/2021	1,173,182

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $13,208,762 )	14,474,843

	TOTAL BONDS AND NOTES (Cost $14,996,132 )	16,306,353

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies (Continued)

As of September 30, 2011

Shares		Fair Value

	MONEY MARKET FUND - 46.5%
26,400,191	Fidelity Institutional Money Market Portfolio, 0.07% (A) (Cost $ 26,400,191)	$26,400,191

	TOTAL INVESTMENTS (Cost $78,335,774)(B) - 136.9%	$77,765,328

	LIABILITIES IN EXCESS OF OTHER ASSETS - (36.9)%	(20,995,543)

	NET ASSETS - 100.00%	$56,769,785

* Non-income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2011.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $79,489,331 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,269,125
Unrealized depreciation	(3,993,128)

Net unrealized depreciation	$(1,724,003)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Strategic Growth

As of September 30, 2011

Shares		Fair Value

	MUTUAL FUNDS (A) - 95.7%
520,780	Timothy Plan Aggressive Growth Fund*	$2,900,745
505,786	Timothy Plan Defensive Strategies Fund	5,705,270
459,631	Timothy Plan High Yield Bond Fund	4,003,385
1,115,411	Timothy Plan International Fund	7,294,785
1,127,377	Timothy Plan Large/Mid Cap Growth Fund*	6,820,628
558,877	Timothy Plan Large/Mid Cap Value Fund	6,611,510
256,007	Timothy Plan Small Cap Value Fund*	2,769,995

	TOTAL MUTUAL FUNDS (Cost $39,842,425)	36,106,318

	MONEY MARKET FUND - 4.3%
1,627,940	Fidelity Institutional Money Market Portfolio, 0.07% (B) (Cost $1,627,940)	1,627,940

	TOTAL INVESTMENTS (Cost $41,470,365)(C) - 100.0%	$37,734,258

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(18,858)

	TOTAL NET ASSETS - 100.00%	$37,715,400

* Non-income producing securities

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2011.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,307,226 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$81,715
Unrealized depreciation	(6,654,683)

Net unrealized depreciation	$(6,572,968)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Conservative Growth

As of September 30, 2011

Shares		Fair Value

	MUTUAL FUNDS (A) - 95.4%
153,515	Timothy Plan Aggressive Growth Fund*	$855,080
741,297	Timothy Plan Defensive Strategies Fund	8 ,361,835
1,153,712	Timothy Plan Fixed Income Fund	12,367,797
400,835	Timothy Plan High Yield Bond Fund	3,491,270
554,824	Timothy Plan International Fund	3,628,549
712,134	Timothy Plan Large/Mid Cap Growth Fund*	4 ,308,413
529,525	Timothy Plan Large/Mid Cap Value Fund	6,264,276
188,648	Timothy Plan Small Cap Value Fund*	2 ,041,175

	TOTAL MUTUAL FUNDS (Cost $40,084,552)	41,318,395

	MONEY MARKET FUNDS - 4.6%
2,007,243	Fidelity Institutional Money Market Portfolio, 0.07% (B) (Cost $2,007,243)	2,007,243

	TOTAL INVESTMENTS (Cost $42,091,795)(C) - 100.0%	$43,325,638

	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(31,447)

	NET ASSETS - 100.00%	$43,294,191

* Non-income producing securities

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2011.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,276,289 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$ 1,027,028
Unrealized depreciation	(1,977,679)

Net unrealized depreciation	$ (950,651)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2011

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$15,276,897	$32,664,681	$41,046,708	$51,163,166	$84,802,959	$61,750,970

Investments, at value	$14,018,622	$29,616,277	$37,188,635	$42,905,220	$88,251,002	$66,704,824
Cash	-	20,994	-	-	-	-
Receivable for securities sold	283,015	235,794	228,476	141,059	-	-
Receivable for fund shares sold	10,535	5,598	17,495	33,559	86,699	500,493
Dividends and interest receivable	3,192	61,355	35,274	43,776	111,539	554,947
Prepaid expenses and other assets	12,264	42,486	19,668	19,358	25,988	22,457

Total Assets	14,327,628	29,982,504	37,489,548	43,142,972	88,475,228	67,782,721

LIABILITIES:
Payable for securities purchased	267,495	45,580	436,985	104,571	672,750	-
Accrued advisory fees	10,713	26,921	27,152	31,805	64,529	25,056
Accrued 12b-1 fees	4,285	7,678	9,725	11,869	24,738	18,907
Payable for fund shares redeemed	6,862	26,376	14,515	15,804	510,092	35,442
Accrued expenses and other liabilities	12,640	25,853	23,250	24,814	45,136	33,395

Total Liabilities	301,995	132,408	511,627	188,863	1,317,245	112,800

Net Assets	$14,025,633	$29,850,096	$36,977,921	$42,954,109	$87,157,983	$67,669,921

NET ASSETS CONSIST OF:
Paid in capital	$17,493,782	$46,936,978	$39,138,251	$54,686,457	$97,339,114	$64,099,443
Undistributed net investment income (loss)	193	973,777	856	-	232,082	60,137
Accumulated net realized gain (loss) on investments	(2,210,067)	(15,012,255)	1,696,887	(3,474,402)	(13,861,256)	(1,443,513)
Net unrealized appreciation (depreciation) on investments	(1,258,275)	(3,048,404)	(3,858,073)	(8,257,946)	3,448,043	4,953,854

Net Assets	$14,025,633	$29,850,096	$36,977,921	$42,954,109	$87,157,983	$67,669,921

Class A
Net Assets	$12,259,199	$28,422,994	$34,251,818	$39,144,613	$78,255,369	$59,405,039
Shares of beneficial interest outstanding	2,202,214	4,347,660	5,657,844	3,616,840	6,613,336	5,539,160
Net Asset Value, offering price and redemption price per share	$5.57	$6.54	$6.05	$10.82	$11.83	$10.72

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$5.89	$6.92	$6.40	$11.45	$12.52	$11.23

Class C
Net Assets	$1,766,434	$1,427,102	$2,726,103	$3,809,496	$8,902,614	$8,264,882
Shares of beneficial interest outstanding	348,897	223,425	489,815	407,532	838,935	795,933
Net Asset Value, offering price and redemption price per share	$5.06	$6.39	$5.57	$9.35	$10.61	$10.38

Minimum Redemption Price Per Share (NAV * 0.99)	$5.01	$6.33	$5.51	$9.26	$10.50	$10.28

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2011

	High Yield Bond Fund	Money Market Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund

ASSETS:
Investments, at cost	$24,598,862	$11,959,139	$78,335,774	$41,470,365	$42,091,795

Investments, at value	$23,700,932	$11,959,139	$77,765,328	$37,734,258	$43,325,638
Dividends and interest receivable	627,411	57	94,734	65,253	76
Receivable for securities sold	-	-	182,774	-	-
Advisor waiver receivable	-	3,577	-	-	-
Receivable for fund shares sold	23,357	92,319	494,204	10,974	30,138
Prepaid expenses and other assets	18,668	13,275	20,733	19,664	19,981

Total Assets	24,370,368	12,068,367	78,557,773	37,830,149	43,375,833

LIABILITIES:
Accrued advisory fees	12,423	5,288	28,871	21,285	23,900
Accrued 12b-1 fees	5,920	-	19,248	4,128	5,071
Dividends payable	-	48	-	-	-
Payable for securities purchased	-	-	21,586,752	65,170	-
Payable for fund shares redeemed	34,147	6,526	128,308	2,305	30,702
Accrued expenses and other liabilities	13,900	12,093	24,809	21,861	21,969

Total Liabilities	66,390	23,955	21,787,988	114,749	81,642

Net Assets	$24,303,978	$12,044,412	$56,769,785	$37,715,400	$43,294,191

NET ASSETS CONSIST OF:
Paid in capital	$26,987,274	$12,037,294	$54,415,337	$52,455,334	$49,388,436
Undistributed net investment income (loss)	9,460	8,822	(900,105)	14,351	134,095
Accumulated net realized gain (loss) on investments	(1,794,826)	(1,704)	3,824,999	(11,018,178)	(7,462,183)
Net unrealized appreciation (depreciation) on investments	(897,930)	-	(570,446)	(3,736,107)	1,233,843

Net Assets	$24,303,978	$12,044,412	$56,769,785	$37,715,400	$43,294,191

Class A
Net Assets	$23,109,556	$12,044,412	$43,669,866	$31,269,203	$35,331,201
Shares of beneficial interest outstanding	2,653,149	12,035,604	3,870,229	4,990,427	4,016,174
Net Asset Value, offering price and redemption price per share	$8.71	$1.00	$11.28	$6.27	$8.80

Offering Price Per Share (NAV/ 0.945) *(NAV / 0.955)	$9.12	N/A	$11.94	$6.63	$9.31

Class C
Net Assets	$1,194,422	N/A	$13,099,919	$6,446,197	$7,962,990
Shares of beneficial interest outstanding	135,961	N/A	1,181,718	1,106,667	966,189
Net Asset Value, offering price and redemption price per share	$8.79	N/A	$11.09	$5.82	$8.24

Minimum Redemption Price Per Share (NAV *0.99)	$8.70	N/A	$10.98	$5.76	$8.16

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2011

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund
Investment Income:
Interest income	$794	$3,174	$3,813	$2,142	$3,981	$2,585,981
Dividend income	54,790	1,791,359	437,722	619,242	1,874,792	-
Foreign tax withheld	(425)	(78,668)	(3,483)	-	(1,979)	-

Total Investment Income	55,159	1,715,865	438,052	621,384	1,876,794	2,585,981

Operating Expenses:
Investment Advisory Fees	159,802	414,505	388,930	451,870	869,305	402,731
12b-1 Fees
Class A	43,466	98,823	109,449	129,090	233,815	148,997
Class C	20,329	19,212	29,636	47,830	102,560	79,838
Custody fees	32,282	16,038	22,052	17,312	18,895	15,644
Fund Accounting fees	30,145	68,231	74,255	87,138	164,833	107,390
Transfer Agent fees	20,339	28,750	56,793	44,570	100,560	69,279
Registration fees	24,518	21,170	18,075	18,093	20,977	21,124
Administration fees	5,720	11,850	12,535	14,327	27,299	18,506
Printing expenses	4,186	12,327	7,839	10,281	15,610	11,526
Audit fees	3,554	9,509	9,895	11,579	21,864	18,486
Trustees’ fees	2,762	6,119	6,638	7,660	14,929	10,241
Non 12b-1 Shareholder Servicing fees	2,735	1,690	7,605	4,216	12,648	8,977
Compliance officer fees	2,668	5,846	6,295	7,960	13,867	9,374
Insurance expenses	434	992	1,034	1,210	2,353	1,463
Miscellaneous expenses	4,909	3,449	4,594	3,927	3,645	8,341

Total Operating Expenses	357,849	718,511	755,625	857,063	1,623,160	931,917
Less: Expenses waived and / or reimbursed by Advisor	-	-	-	-	-	(100,683)

Net Operating Expenses	357,849	718,511	755,625	857,063	1,623,160	831,234

Net Investment Income (Loss)	(302,690)	997,354	(317,573)	(235,679)	253,634	1,754,747

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	4,761,306	482,597	8,917,696	10,547,043	6,770,993	344,476
Capital gain dividends from REITs	-	-	-	30,331	-	-
Net change in unrealized appreciation (depreciation) on investments	(4,054,367)	(6,956,347)	(7,806,078)	(11,647,521)	(6,538,239)	878,362

Net Realized and Unrealized Gain (Loss) on Investments	706,939	(6,473,750)	1,111,618	(1,070,147)	232,754	1,222,838

Net Increase (Decrease) in Net Assets Resulting From Operations	$404,249	$(5,476,396)	$794,045	$(1,305,826)	$486,388	$2,977,585

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2011

	High Yield Bond Fund	Money Market Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund
Investment Income:
Interest income	$1,841,200	$11,304	$685,201	$201	$227
Dividend income	-	-	158,138	383,945	722,380
Foreign tax withheld	-	-	(162)	-	-

Total Investment Income	1,841,200	11,304	843,177	384,146	722,607

Operating Expenses:
Investment Advisory Fees	155,310	69,717	243,737	307,920	310,564
12b-1 Fees
Class A	61,773	-	75,798	15,714	11,735
Class C	11,758	-	103,034	57,804	63,124
Fund Accounting fees	40,143	20,225	57,356	78,421	77,486
Registration fees	18,476	13,266	17,319	18,628	19,046
Transfer Agent fees	17,024	5,574	32,316	32,889	32,237
Administration fees	8,210	3,628	12,871	12,855	13,104
Audit fees	7,199	3,947	13,333	10,599	10,902
Custody fees	5,856	11,625	14,874	11,701	11,130
Printing expenses	5,037	4,275	6,263	9,879	9,536
Trustees’ fees	3,924	2,333	6,597	6,768	7,133
Compliance officer fees	3,826	2,243	5,449	6,730	6,873
Non 12b-1 Shareholder Servicing fees	736	818	1,890	1,045	1,545
Insurance expenses	517	263	733	1,154	1,100
Miscellaneous expenses	5,419	1,978	8,405	1,978	1,728

Total Operating Expenses	345,208	139,892	599,975	574,085	577,243
Less: Expenses waived and / or reimbursed by Advisor	-	(134,104)	-	-	-

Net Operating Expenses	345,208	5,788	599,975	574,085	577,243

Net Investment Income (Loss)	1,495,992	5,516	243,202	(189,939)	145,364

Realized and Unrealized Gain (loss) on Investments:
Net realized gain (loss) on investments	641,510	(1,704)	2,886,487	(1,558,069)	(117,573)
Capital gain dividends from REITs	-	-	42,437	-	-
Net change in unrealized appreciation (depreciation) on investments	(1,912,591)	-	(2,692,803)	787,545	222,040

Net Realized and Unrealized Gain (loss) on Investments	(1,271,081)	(1,704)	236,121	(770,524)	104,467

Net Increase (Decrease) in Net Assets Resulting From Operations	$224,911	$3,812	$479,323	$(960,463)	$249,831

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund				International Fund		Large/Mid Cap Growth Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011		Year Ended September 30, 2010
Operations:
Net investment income (loss)	$(302,690)		$(254,555)		$997,354	$197,357	$(317,573)		$(332,565)
Net realized gain (loss) on investments	4,761,306		3,285,274		482,597	(1,864,844)	8,917,696		3,947,518
Net change in unrealized appreciation (depreciation) on investments	(4,054,367)		(700,397)		(6,956,347)	2,989,598	(7,806,078)		952,504

Net increase (decrease) in net assets resulting from operations	404,249		2,330,322		(5,476,396)	1,322,111	794,045		4,567,457

Distributions to Shareholders:
Net investment income
Class A	-		-		(212,572)	(466,907)	-		-
Class B	-		-		-	-	-		-
Class C	-		-		(6,909)	(16,268)	-		-

Total dividends and distributions to shareholders	-		-		(219,481)	(483,175)	-		-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	10,987,506	(A)	1,860,320	(B)	16,623,458	9,293,475	8,167,751	(C)	6,385,933	(D)
Class B	-		23,703		-	-	82		21,288
Class C	550,241		354,687		450,556	857,791	1,011,733		691,586
Reinvestment of dividends and distributions
Class A	-		-		195,030	428,150	-		-
Class B	-		-		-	-	-		-
Class C	-		-		5,363	13,857	-		-
Cost of shares redeemed
Class A	(12,290,951)		(7,615,959)		(18,174,455)	(12,582,095)	(13,512,323)		(7,716,915)
Class B	(434,859)	(A)	(93,874)	(B)	-	-	(796,263)	(C)	(558,323)	(D)
Class C	(474,183)		(433,734)		(701,587)	(367,443)	(775,564)		(525,440)

Net increase (decrease) in net assets from share transactions of beneficial interest	(1,662,246)		(5,904,857)		(1,601,635)	(2,356,265)	(5,904,584)		(1,701,871)

Total Increase (Decrease) in Net Assets	(1,257,997)		(3,574,535)		(7,297,512)	(1,517,329)	(5,110,539)		2,865,586

Net Assets:
Beginning of year	15,283,630		18,858,165		37,147,608	38,664,937	42,088,460		39,222,874

End of year*	$14,025,633		$15,283,630		$29,850,096	$37,147,608	$36,977,921		$42,088,460

* Includes undistributed net investment income (loss) at end of year	$193		$-		$973,777	$140,572	$856		$-

Share Activity:
Shares Sold
Class A	1,698,086		370,914		2,028,026	1,254,272	1,202,215		1,144,683
Class B	-		5,437		-	-	-		4,052
Class C	94,047		78,689		55,985	113,556	157,496		130,866
Shares Reinvested
Class A	-		-		23,898	54,682	-		-
Class B	-		-		-	-	-		-
Class C	-		-		669	1,792	-		-
Shares Redeemed
Class A	(1,942,170)		(1,694,190)		(2,268,154)	(1,697,642)	(2,032,969)		(1,361,041)
Class B	(73,923)		(21,099)		-	-	(126,420)		(103,590)
Class C	(80,583)		(96,731)		(89,380)	(50,328)	(122,452)		(99,562)

Net increase (decrease) in shares of beneficial interest outstanding	(304,543)		(1,356,980)		(248,956)	(323,668)	(922,130)		(284,592)

(A)	Includes automatic conversion of Class B shares ($410,353 representing 69,764.999 shares) to Class A shares ($410,353 representing 63,709.878 shares).
(B)	Includes automatic conversion of Class B shares ($32,688 representing 7,631 shares) to Class A shares ($32,688 representing 7,030 shares).
(C)	Includes automatic conversion of Class B shares ($735,720 representing 116,705.41 shares) to Class A shares ($735,720 representing 107,627.76 shares).
(D)	Includes automatic conversion of Class B shares ($391,947 representing 71,554 shares) to Class A shares ($391,947 representing 66,349 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund				Large/ Mid Cap Value Fund				Fixed Income Fund

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010
Operations:
Net investment income (loss)	$(235,679)		$(311,453)		$253,634		$277,344		$1,754,747		$1,593,860
Captial Gain Dividends from REITs	30,331		16,268		-		14,140		-		-
Net realized gain (loss) on investments	10,547,043		6,310,642		6,770,993		5,661,957		344,476		391,226
Net change in unrealized appreciation (depreciation) on investments	(11,647,521)		(1,924,103)		(6,538,239)		3,112,652		878,362		2,074,852

Net increase (decrease) in net assets resulting from operations	(1,305,826)		4,091,354		486,388		9,066,093		2,977,585		4,059,938

Distributions to Shareholders:
Net investment income
Class A	-		-		(261,906)		(356,852)		(1,648,039)		(1,463,500)
Class B	-		-		(81)		(5,573)		(2,453)		(10,119)
Class C	-		-		(14,121)		(32,368)		(162,513)		(152,405)

Total dividends and distributions to shareholders	-		-		(276,108)		(394,793)		(1,813,005)		(1,626,024)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	12,441,689	(A)	5,432,696	(B)	22,263,854	(C)	17,995,566	(D)	19,544,113	(E)	23,371,938	(F)
Class B	4,993		15,444		5,970		16,897		17,176		11,214
Class C	813,467		869,702		1,981,583		1,801,079		2,724,932		4,581,705
Reinvestment of dividends and distributions
Class A	-		-		227,621		307,025		1,507,072		1,366,616
Class B	-		-		-		5,078		1,695		8,325
Class C	-		-		11,456		24,598		139,301		128,869
Cost of shares redeemed
Class A	(12,228,520)		(15,636,285)		(25,029,749)		(28,066,046)		(21,533,493)		(16,116,013)
Class B	(3,517,825)	(A)	(1,288,320)	(B)	(1,243,569)	(C)	(766,541)	(D)	(324,671)	(E)	(512,736)	(F)
Class C	(1,035,742)		(889,192)		(2,549,360)		(2,767,557)		(3,151,176)		(1,762,597)

Net increase (decrease) in net assets from share transactions of beneficial interest	(3,521,938)		(11,495,955)		(4,332,194)		(11,449,901)		(1,075,051)		11,077,321

Total Increase (Decrease) in Net Assets	(4,827,764)		(7,404,601)		(4,121,914)		(2,778,601)		89,529		13,511,235

Net Assets:
Beginning of year	47,781,873		55,186,474		91,279,897		94,058,498		67,580,392		54,069,157

End of year*	$42,954,109		$47,781,873		$87,157,983		$91,279,897		$67,669,921		$67,580,392

* Includes undistributed net investment income (loss) at end of year	$-		$-		$232,082		$253,772		$60,137		$32,167

Share Activity:
Shares Sold
Class A	962,077		491,833		1,667,993		1,609,716		1,858,115		2,264,804
Class B	438		1,620		545		1,735		1,689		1,122
Class C	71,686		90,254		164,522		178,749		268,029		459,586
Shares Reinvested
Class A	-		-		17,216		27,364		144,648		132,845
Class B	-		-		-		497		169		839
Class C	-		-		960		2,416		13,842		12,923
Shares Redeemed
Class A	(934,306)		(1,515,665)		(1,888,346)		(2,542,612)		(2,035,532)		(1,567,585)
Class B	(320,029)		(136,357)		(102,892)		(76,437)		(32,234)		(51,241)
Class C	(90,575)		(94,152)		(214,474)		(274,697)		(311,801)		(177,159)

Net increase (decrease) in shares of beneficial interest outstanding	(310,709)		(1,162,467)		(354,476)		(1,073,269)		(93,075)		1,076,134

(A)	Includes automatic conversion of Class B shares ($3,411,659 representing 310,664.84 shares) to Class A shares ($3,411,659 representing 267,768.61 shares).
(B)	Includes automatic conversion of Class B shares ($665,559 representing 70,422 shares) to Class A shares ($665,559 representing 61,038 shares).
(C)	Includes automatic conversion of Class B shares ($1,146,134 representing 95,005.48 shares) to Class A shares ($1,146,134 representing 85,851 shares).
(D)	Includes automatic conversion of Class B shares ($485,983 representing 48,535 shares) to Class A shares ($485,983 representing 44,047 shares).
(E)	Includes automatic conversion of Class B shares ($305,905 representing 30,369.32 shares) to Class A shares ($305,905 representing 29,462.54 shares).
(F)	Includes automatic conversion of Class B shares ($329,284 representing 32,881 shares) to Class A shares ($329,284 representing 31,865 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Money Market Fund		Defensive Strategies Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	(A) Period Ended September 30, 2010
Operations:
Net investment income (loss)	$1,495,992	$1,381,531	$5,516	$10,067	$243,202	$6,391
Captial Gain Dividends from REITs	-	-	-	-	42,437	31,216
Net realized gain (loss) on investments	641,510	452,770	(1,704)	701	2,886,487	404,252
Net change in unrealized appreciation (depreciation) on investments	(1,912,591)	1,010,351	-	-	(2,692,803)	2,122,357

Net increase (decrease) in net assets resulting from operations	224,911	2,844,652	3,812	10,768	479,323	2,564,216

Distributions to Shareholders:
From net realized gains
Class A	-	-	-	-	(112,375)	(434,295)
Class C	-	-	-	-	(33,422)	(104,053)
Net investment income
Class A	(1,427,454)	(1,331,309)	(5,496)	(10,048)	-	(2,918)
Class C	(59,102)	(50,198)	-	-	-	(445)
From return of capital
Class A	-	-	-	-	-	(397,132)
Class C	-	-	-	-	-	(80,358)

Total dividends and distributions to shareholders	(1,486,556)	(1,381,507)	(5,496)	(10,048)	(145,797)	(1,019,201)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	12,333,861	6,933,191	11,028,908	62,161,696	28,601,051	24,560,497
Class C	610,998	548,832	-	-	8,352,520	5,422,174
Reinvestment of dividends and distributions
Class A	1,345,820	1,261,483	5,149	8,029	111,243	829,995
Class C	41,814	35,472	-	-	33,336	184,556
Cost of shares redeemed
Class A	(10,987,110)	(6,727,086)	(12,377,681)	(75,948,932)	(8,638,114)	(3,422,455)
Class C	(436,012)	(145,950)	-	-	(910,938)	(232,621)

Net increase (decrease) in net assets from share transactions of beneficial interest	2,909,371	1,905,942	(1,343,624)	(13,779,207)	27,549,098	27,342,146

Total Increase (Decrease) in Net Assets	1,647,726	3,369,087	(1,345,308)	(13,778,487)	27,882,624	28,887,161

Net Assets:
Beginning of year	22,656,252	19,287,165	13,389,720	27,168,207	28,887,161	-

End of year*	$24,303,978	$22,656,252	$12,044,412	$13,389,720	$56,769,785	$28,887,161

* Includes undistributed net investment income (loss) at end of year	$9,460	$24	$8,822	$7,884	$(900,105)	$3,027

Share Activity:
Shares Sold
Class A	1,320,132	782,374	11,028,909	62,161,697	2,412,710	2,434,205
Class C	64,843	61,641	-	-	734,318	527,240
Shares Reinvested
Class A	147,305	142,723	5,149	8,029	9,995	77,678
Class C	4,549	3,983	-	-	3,033	17,476
Shares Redeemed
Class A	(1,188,798)	(766,222)	(12,379,627)	(75,948,933)	(735,810)	(328,549)
Class C	(46,817)	(16,540)	-	-	(77,986)	(22,363)

Net increase (decrease) in shares of beneficial interest outstanding	301,214	207,959	(1,345,569)	(13,779,207)	2,346,260	2,705,687

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund				Conservative Growth Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2011		Year Ended September 30, 2010
Operations:
Net investment income (loss)	$(189,939)		$41,292		$145,364		$393,452
Net realized gain (loss) on investments	(1,558,069)		(4,580,132)		(117,573)		(4,077,746)
Capital gain distributions from affiliated funds	-		15,230		-		23,585
Net change in unrealized appreciation (depreciation) on investments	787,545		8,000,124		222,040		7,145,318

Net increase (decrease) in net assets resulting from operations	(960,463)		3,476,514		249,831		3,484,609

Distributions to Shareholders:
Net Investment Income
Class A	-		-		(322,689)		(456,632)
Class B	-		-		(12,992)		(61,754)
Class C	-		-		(57,747)		(89,581)
From return of capital
Class A	(41,359)		-		-		-

Total dividends and distributions to shareholders	(41,359)		-		(393,428)		(607,967)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	11,602,959	(A)	10,177,043	(B)	11,948,847	(C)	9,573,831	(D)
Class B	915		76,783		86,938		84,058
Class C	1,483,698		1,472,104		2,242,908		1,948,340
Reinvestment of dividends and distributions
Class A	37,242		-		285,257		406,673
Class B	-		-		12,537		57,996
Class C	-		-		53,050		83,067
Cost of shares redeemed
Class A	(13,360,343)		(8,677,400)		(11,723,735)		(10,282,385)
Class B	(5,109,691)	(A)	(1,985,860)	(B)	(3,617,843)	(C)	(2,370,007)	(D)
Class C	(1,668,875)		(2,688,307)		(1,577,257)		(2,601,447)

Net increase (decrease) in net assets from share transactions of beneficial interest	(7,014,095)		(1,625,637)		(2,289,298)		(3,099,874)

Total Increase (Decrease) in Net Assets	(8,015,917)		1,850,877		(2,432,895)		(223,232)

Net Assets:
Beginning of year	45,731,317		43,880,440		45,727,086		45,950,318

End of year*	$37,715,400		$45,731,317		$43,294,191		$45,727,086

* Includes undistributed net investment income (loss) at end of year	$14,351		$41,292		$134,095		$393,362

Share Activity:
Shares Sold
Class A	1,612,904		1,638,898		1,273,358		1,132,186
Class B	135		13,219		9,964		10,502
Class C	221,382		252,813		254,069		248,499
Shares Reinvested
Class A	5,216		-		30,839		48,356
Class B	-		-		1,434		7,259
Class C	-		-		6,084		10,422
Shares Redeemed
Class A	(1,879,526)		(1,424,189)		(1,255,867)		(1,226,929)
Class B	(766,198)		(343,379)		(410,466)		(296,980)
Class C	(255,163)		(460,286)		(178,853)		(331,829)

Net increase (decrease) in shares of beneficial interest outstanding	(1,061,251)		(322,924)		(269,438)		(398,514)

(A)	Includes automatic conversion of Class shares ($2,385,212 representing 341,496.09 shares) to Class A shares ($2,385,212 representing 320,934.11 shares).
(B)	Includes automatic conversion of Class B shares ($942,809 representing 163,586 shares) to Class A shares ($942,809 representing 154,781 shares).
(C)	Includes automatic conversion of Class B shares ($3,374,998 representing 382,807.56 shares) to Class A shares ($3,374,998 representing 360,845.90 shares).
(D)	Includes automatic conversion of Class B shares ($949,372 representing 118,537 shares) to Class A shares ($949,372 representing 112,309 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008		For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$5.42		$4.51	$3.71		$6.80		$7.04	$7.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.10)	(B)	(0.09)	(0.05)		(0.07)		(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.25		1.00	0.85		(3.01)		0.59	0.65

Total from investment operations	0.15		0.91	0.80		(3.08)		0.53	0.57

LESS DISTRIBUTIONS:
From net investment income	-		-	-		-		-	-
From net realized gains on investments	-		-	-		(0.01)		(0.77)	(0.91)

Total distributions	-		-	-		(0.01)		(0.77)	(0.91)

Net asset value, end of period	$5.57		$5.42	$4.51		$3.71		$6.80	$7.04

Total return (C)(D)	2.77%		20.18%	21.56%	(F)	(45.27)%		7.66%	7.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,259		$13,247	$17,007		$14,575		$24,041	$23,187
Ratios to average net assets
Expenses, before reimbursement	1.81%		1.88%	1.85%	(G)	1.72%		1.52%	1.59%
Expenses, net reimbursement	1.81%		1.88%	1.85%	(G)	1.72%		1.55%	1.60%
Net investment income (loss), before reimbursement	(1.52)%		(1.61)%	(1.58)%	(G)	(1.33)%		(0.94)%	(1.17)%
Net investment income (loss), net reimbursement	(1.52)%		(1.61)%	(1.58)%	(G)	(1.33)%		(0.97)%	(1.18)%
Portfolio turnover rate	201%		89%	136%		244%	(E)	59%	96%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008		For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$4.98		$4.18	$3.46		$6.37		$6.69	$7.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.13)	(B)	(0.11)	(0.06)		(0.11)		(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	0.21		0.91	0.78		(2.79)		0.55	0.60

Total from investment operations	0.08		0.80	0.72		(2.90)		0.45	0.49

LESS DISTRIBUTIONS:
From net investment income	-		-	-		-		-	-
From net realized gains on investments	-		-	-		(0.01)		(0.77)	(0.91)

Total distributions	-		-	-		(0.01)		(0.77)	(0.91)

Net asset value, end of period	$5.06		$4.98	$4.18		$3.46		$6.37	$6.69

Total return (C)(D)	1.61%		19.14%	20.81%	(F)	(45.50)%		6.86%	6.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,766		$1,670	$1,477		$1,272		$2,277	$1,937
Ratios to average net assets
Expenses, before reimbursement	2.57%		2.63%	2.60%	(G)	2.47%		2.27%	2.35%
Expenses, net reimbursement	2.57%		2.63%	2.60%	(G)	2.47%		2.30%	2.35%
Net investment income (loss), before reimbursement	(2.28)%		(2.35)%	(2.33)%	(G)	(2.08)%		(1.70)%	(1.94)%
Net investment income (loss), net reimbursement	(2.28)%		(2.35)%	(2.33)%	(G)	(2.08)%		(1.73)%	(1.94)%
Portfolio turnover rate	201%		89%	136%		244%	(E)	59%	96%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Period ended December 31, 2007 (C)

Net asset value, beginning of period	$7.71		$7.52	$5.92		$11.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.20	(B)	0.04	0.08		0.09	0.04
Net realized and unrealized gain (loss) on investments	(1.33)		0.26	1.52		(5.08)	1.00

Total from investment operations	(1.13)		0.30	1.60		(4.99)	1.04

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.11)	-		(0.09)	(0.04)
From net realized gains on investments	-		-	-		-	-

Total distributions	(0.04)		(0.11)	-		(0.09)	(0.04)

Net asset value, end of period	$6.54		$7.71	$7.52		$5.92	$11.00

Total return (D)(E)	(14.72)%		3.93%	27.03%	(F)	(45.38)%	10.39%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$28,423		$35,206	$37,248		$31,214	$42,298
Ratio of Expenses to average net assets	1.70%		1.74%	1.72%	(G)	1.66%	1.69%	(G)
Ratio of Net investment income (loss) to average net assets	2.45%		0.58%	1.68%	(G)	1.12%	0.58%	(G)
Portfolio turnover rate	62%		41%	38%		32%	13%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year Ended December 31, 2008	For the Period ended December 31, 2007 (C)

Net asset value, beginning of period	$7.58		$7.41	$5.87		$10.97	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)	0.13	(B)	(0.01)	0.04		0.04	(0.02)
Net realized and unrealized gain (loss) on Investments	(1.29)		0.25	1.50		(5.07)	0.99

Total from Investment operations	(1.16)		0.24	1.54		(5.03)	0.97

LESS DISTRIBUTIONS:
From net Investment Income	(0.03)		(0.07)	-		(0.07)	-	*
From net realized gains on Investments	-		-	-		-	-

Total distributions	(0.03)		(0.07)	-		(0.07)	-

Net asset value, end of period	$6.39		$7.58	$7.41		$5.87	$10.97

Total return (D)(E)	(15.40)%		3.27%	26.24%	(F)	(45.79)%	9.71%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,427		$1,941	$1,417		$984	$1,318
Ratio of Expenses to average net assets	2.45%		2.49%	2.47%	(G)	2.40%	2.48%	(G)
Ratio of Net Investment Income (loss) to average net assets	1.58%		(0.15)%	0.85%	(G)	0.45%	(0.44)%	(G)
Portfolio turnover rate	62%		41%	38%		32%	15%

*Amount is less than $0.005 per share.

(A) The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.

(D) Total return calculation does not reflect redemption fee.

(E) Total return in the above table represents the rate that the Investor would have earned or lost on an Investment in the Fund assuming reinvestment of dividends.

(F) For periods of less than one full year, total return is not annualized.

(G) Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008		For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$5.99		$5.37	$4.38		$6.89		$7.25	$6.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)	(0.04	) (B)	(0.04)	(0.02)		(0.04)		(0.03)	(0.04)
Net realized and unrealized gain on Investments	0.10		0.66	1.01		(2.46)		0.39	0.37

Total from Investment operations	0.06		0.62	0.99		(2.50)		0.36	0.33

LESS DISTRIBUTIONS:
From net Investment Income	-		-	-		-		-	-
From net realized gains on Investments	-		-	-		(0.01)		(0.72)	-

Total distributions	-		-	-		(0.01)		(0.72)	-

Net asset value, end of period	$6.05		$5.99	$5.37		$4.38		$6.89	$7.25

Total return (C)(D)	1.00%		11.55%	22.60%	(F)	(36.30)%		5.09%	4.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$34,252		$38,865	$35,973		$32,484		$53,183	$65,510
Ratios to average net assets
Expenses, before reimbursement	1.60%		1.66%	1.67%	(G)	1.56%		1.46%	1.52%
Expenses, net reimbursement	1.60%		1.66%	1.67%	(G)	1.56%		1.46%	1.53%
Net Investment Income (loss), before reimbursement	(0.64)%		(0.74)%	(0.58)%	(G)	(0.64)%		(0.37)%	(0.56)%
Net Investment Income (loss), net reimbursement	(0.64)%		(0.74)%	(0.58)%	(G)	(0.64)%		(0.37)%	(0.57)%
Portfolio turnover rate	150%		78%	78%		177%	(E)	45%	60%

(A) The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return calculation does not reflect sales load.

(D) Total return in the above table represents the rate that the Investor would have earned or lost on an Investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E) On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.

(F) For periods of less than one full year, total return is not annualized.

(G) Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008		For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$5.55		$5.01	$4.11		$6.51		$6.95	$6.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)	(0.09	) (B)	(0.08)	(0.04)		(0.08)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on Investments	0.11		0.62	0.94		(2.31)		0.35	0.33

Total from Investment operations	0.02		0.54	0.90		(2.39)		0.28	0.26

LESS DISTRIBUTIONS:
From net Investment Income	-		-	-		-		-	-
From net realized gains on Investments	-		-	-		(0.01)		(0.72)	-

Total distributions	-		-	-		(0.01)		(0.72)	-

Net asset value, end of period	$5.57		$5.55	$5.01		$4.11		$6.51	$6.95

Total return (C)(D)	0.36%		10.78%	21.90%	(F)	(36.73)%		4.15%	3.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,726		$2,523	$2,120		$1,971		$3,097	$2,222
Ratios to average net assets
Expenses, before reimbursement	2.35%		2.41%	2.42%	(G)	2.31%		2.22%	2.27%
Expenses, net reimbursement	2.35%		2.41%	2.42%	(G)	2.31%		2.22%	2.27%
Net Investment Income (loss), before reimbursement	(1.38)%		(1.49)%	(1.33)%	(G)	(1.39)%		(1.12)%	(1.31)%
Net Investment Income (loss), net reimbursement	(1.38)%		(1.49)%	(1.33)%	(G)	(1.39)%		(1.12)%	(1.31)%
Portfolio turnover rate	150%		78%	78%		177%	(E)	45%	60%

(A) The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return calculation does not reflect redemption fee.

(D) Total return in the above table represents the rate that the Investor would have earned or lost on an Investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E) On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.

(F) For periods of less than one full year, total return is not annualized.

(G) Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$11.28		$10.25	$8.88		$13.27	$14.94	$15.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.05)	(B)	(0.06)	(0.05)		0.01	0.04	0.22

Net realized and unrealized gain (loss) on investments	(0.41)	(C)	1.09	1.42		(4.33)	0.36	2.77

Total from investment operations	(0.46)		1.03	1.37		(4.32)	0.40	2.99

LESS DISTRIBUTIONS:

From net investment income	-		-	-		-	(0.03)	(0.22)

From net realized gains on investments	-		-	-		(0.07)	(2.04)	(3.10)

Total distributions	-		-	-		(0.07)	(2.07)	(3.32)

Net asset value, end of period	$10.82		$11.28	$10.25		$8.88	$13.27	$14.94

Total return (D)(E)	(4.08)%		10.05%	15.43%	(F)	(32.50)%	2.87%	19.69%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$39,145		$40,482	$47,268		$42,651	$62,525	$66,097

Ratio of Expenses to average net assets	1.53%		1.59%	1.59%	(G)	1.50%	1.44%	1.52%

Ratio of Net investment income (loss) to average net assets	(0.36)%		(0.51)%	(0.71)%	(G)	0.05%	0.24%	1.39%

Portfolio turnover rate	102%		64%	57%		110%	60%	148%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$9.82		$8.99	$7.83		$11.80	$13.58	$14.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.13)	(B)	(0.12)	(0.09)		(0.07)	(0.05)	0.09

Net realized and unrealized gain (loss) on investments	(0.34)	(C)	0.95	1.25		(3.83)	0.31	2.56

Total from investment operations	(0.47)		0.83	1.16		(3.90)	0.26	2.65

LESS DISTRIBUTIONS:

From net investment income	-		-	-		-	-	(0.09)

From net realized gains on investments	-		-	-		(0.07)	(2.04)	(3.10)

Total distributions	-		-	-		(0.07)	(2.04)	(3.19)

Net asset value, end of period	$9.35		$9.82	$8.99		$7.83	$11.80	$13.58

Total return (D)(E)	(4.79)%		9.23%	14.81%	(F)	(32.99)%	2.13%	18.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$3,809		$4,186	$3,867		$3,901	$6,341	$4,054

Ratio of Expenses to average net assets	2.28%		2.34%	2.34%	(G)	2.25%	2.19%	2.27%

Ratio of Net investment income (loss) to average net assets	(1.12)%		(1.26)%	(1.45)%	(G)	(0.70)%	(0.47)%	0.61%

Portfolio turnover rate	102%		64%	57%		110%	60%	148%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, Beginning of period	$11.84		$10.72	$9.10		$15.48	$14.31	12.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	0.04	(B)	0.05	0.04		0.05	0.15	0.16

Net realized and unrealized gain (loss) on investments	(0.01	) (C)	1.12	1.58		(6.26)	2.26	2.24

Total from investment operations	0.03		1.17	1.62		(6.21)	2.41	2.40

LESS DISTRIBUTIONS:

From net investment income	(0.04)		(0.05)	-		(0.03)	(0.16)	(0.16)

From net realized gains on investments	-		-	-		(0.14)	(1.08)	(0.90)

From return of capital	-		-	-		-	-	(0.02)

Total distributions	(0.04)		(0.05)	-		(0.17)	(1.24)	(1.08)

Net asset value, end of period	$11.83		$11.84	$10.72		$9.10	$15.48	14.31

Total return (D)(E)	0.20%		10.94%	17.80	% (F)	(40.05)%	17.02%	18.41%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$78,255		$80,700	$82,784		$69,695	$103,828	$84,203

Ratio of Expenses to average net assets	1.51%		1.58%	1.57	% (G)	1.51%	1.44%	1.51%

Ratio of Net investment income (loss) to average net assets	0.33%		0.39%	0.57	% (G)	0.39%	0.99%	1.20%

Portfolio turnover rate	19%		38%	32%		77%	48%	52%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, Beginning of period	$10.68		$9.73	$8.31		$14.24	$13.28	12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(B)	(0.05)	(0.01)		(0.04)	0.02	0.07
Net realized and unrealized gain (loss) on investments	-	(C)	1.03	1.43		(5.73)	2.10	2.08

Total from investment operations	(0.05)		0.98	1.42		(5.77)	2.12	2.15

LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.03)	-		(0.02)	(0.08)	(0.07)
From net realized gains on investments	-		-	-		(0.14)	(1.08)	(0.90)
From return of capital	-		-	-		-	-	(0.02)

Total distributions	(0.02)		(0.03)	-		(0.16)	(1.16)	(0.99)

Net asset value, end of period	$10.61		$10.68	$9.73		$8.31	$14.24	13.28

Total return (D)(E)	(0.52)%		10.12%	17.09%	(F)	(40.49)%	16.13%	17.63
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$8,903		$9,484	$9,552		$8,544	$12,722	6,353
Ratio of Expenses to average net assets	2.26%		2.33%	2.32%	(G)	2.26%	2.19%	2.25%
Ratio of Net investment income (loss) to average net assets	(0.43)%		(0.35)%	(0.18)%	(G)	(0.35)%	0.18%	0.53%
Portfolio turnover rate	19%		38%	32%		77%	48%	52%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010		For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$10.56		$10.14		$9.56		$9.99	$9.94	10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.28	(B)	0.29	(B)	0.24		0.43	0.44	0.42
Net realized and unrealized gain (loss) on investments	0.18		0.42		0.58		(0.43)	0.06	(0.12)

Total from investment operations	0.46		0.71		0.82		-	0.50	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.30)		(0.29)		(0.24)		(0.43)	(0.45)	(0.41)
From net realized gains on investments	-		-		-		-	-	(0.01)

Total distributions	(0.30)		(0.29)		(0.24)		(0.43)	(0.45)	(0.42)

Net asset value, end of period	$10.72		$10.56		$10.14		$9.56	$9.99	9.94

Total return (C)(D)	4.42%		7.07%		8.70%	(E)	(0.05)%	5.19%	3.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$59,405		$58,831		$48,074		$37,367	$45,371	39,023
Ratios to average net assets
Expenses, before waiver and reimbursement	1.27%		1.36%		1.35%	(F)	1.29%	1.21%	1.32%
Expenses, net waiver and reimbursement	1.15%		1.21%		1.20%	(F)	1.14%	1.06%	1.35%
Net investment income (loss), before waiver and reimbursement	2.58%		2.63%		3.24%	(F)	4.11%	4.33%	4.42%
Net investment income (loss), net waiver and reimbursement	2.71%		2.78%		3.39%	(F)	4.26%	4.48%	4.39%
Portfolio turnover rate	22%		26%		22%		35%	45%	76%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$10.22		$9.82	$9.28		$9.69	$9.66	9.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.20	(B)	0.21	0.18		0.33	0.37	0.33
Net realized and unrealized gain (loss) on investments	0.17		0.41	0.56		(0.40)	0.04	(0.12)

Total from investment operations	0.37		0.62	0.74		(0.07)	0.41	0.21

LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.22)	(0.20)		(0.34)	(0.38)	(0.32)
From net realized gains on investments	-		-	-		-	-	(0.01)

Total distributions	(0.21)		(0.22)	(0.20)		(0.34)	(0.38)	(0.33)

Net asset value, end of period	$10.38		$10.22	$9.82		$9.28	$9.69	9.66
Total return (C)(D)	3.68%		6.36%	8.02%	(E)	(0.72)%	4.37%	2.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$8,265		$8,438	$5,212		$2,883	$2,842	3,019
Ratios to average net assets
Expenses, before waiver and reimbursement	2.23%		2.12%	2.10%	(F)	2.06%	1.96%	2.10%
Expenses, net waiver and reimbursement	1.90%		1.97%	1.95%	(F)	1.91%	1.81%	2.10%
Net investment income (loss), before waiver and reimbursement	1.61%		1.88%	2.50%	(F)	3.33%	3.59%	3.64%
Net investment income (loss), net waiver and reimbursement	1.95%		2.03%	2.65%	(F)	3.48%	3.74%	3.64%
Portfolio turnover rate	22%		26%	22%		35%	45%	76%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Period ended December 31, 2007 (C)

Net asset value, Beginning of period	$9.10		$8.46	$6.23		$9.53	10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.54	(B)	0.60	0.48		0.61	0.36
Net realized and unrealized gain (loss) on investments	(0.39)		0.63	2.23		(3.30)	(0.47)

Total from investment operations	0.15		1.23	2.71		(2.69)	(0.11)

LESS DISTRIBUTIONS:

From net investment income	(0.54)		(0.59)	(0.48)		(0.60)	(0.36)
From net realized gains on investments	-		-	-		(0.01)	-

Total distributions	(0.54)		(0.59)	(0.48)		(0.61)	(0.36)

Net asset value, end of period	$8.71		$9.10	$8.46		$6.23	9.53

Total return (D)(E)	1.48%		14.98%	45.11%	(F)	(29.55)%	(1.14)%	(F)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$23,110		$21,617	$18,740		$13,283	$20,284
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%		1.43%	1.46%	(G)	1.41%	1.45%	(G)
Expenses, net waiver and reimbursement	1.30%		1.43%	1.46%	(G)	1.41%	1.35%	(G)
Net investment income (loss), before waiver and reimbursement	5.81%		6.72%	8.75%	(G)	7.06%	5.67%	(G)
Net investment income (loss), net waiver and reimbursement	5.81%		6.72%	8.75%	(G)	7.06%	5.77%	(G)
Portfolio turnover rate	60%		40%	34%		28%	23%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect sales load.
(E)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010		For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Period ended December 31, 2007 (C)

Net asset value, beginning of period	$9.17		$8.51		$6.29		$9.60	10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.47	(B)	0.53	(B)	0.43	(B)	0.53	0.26
Net realized and unrealized gain (loss) on investments	(0.39)		0.66		2.24		(3.33)	(0.40)

Total from investment operations	0.08		1.19		2.67		(2.80)	(0.14)

LESS DISTRIBUTIONS:
From net investment income	(0.46)		(0.53)		(0.45)		(0.50)	(0.26)
From net realized gains on investments	-		-		-		(0.01)	-
Total distributions	(0.46)		(0.53)		(0.45)		(0.51)	(0.26)

Net asset value, end of period	$8.79		$9.17		$8.51		$6.29	9.60

Total return (D)(E)	0.72%		14.36%		43.90%	(F)	(30.17)%	(1.38	)% (F)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,194		$1,039		$547		$141	$241
Ratios to average net assets
Expenses, before wavier and reimbursement	2.05%		2.18%		2.20%	(G)	2.14%	2.20%	(G)
Expenses, net waiver and reimbursement	2.05%		2.18%		2.20%	(G)	2.14%	2.10%	(G)
Net investment income (loss), before waiver and reimbursement	5.06%		5.99%		7.55%	(G)	6.26%	5.24%	(G)
Net investment income (loss), net waiver and reimbursement	5.06%		5.99%		7.55%	(G)	6.26%	5.34%	(G)
Portfolio turnover rate	60%		40%		34%		28%	23%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect redemption fee.
(E)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Money Market Fund

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010		For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008		For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	-	(B)*	-	*	-	*	0.02		0.04	0.04

Total from investment operations	-		-		-		0.02		0.04	0.04

LESS DISTRIBUTIONS:

From net investment income	-	*	-	*	-	*	(0.02)		(0.04)	(0.04)

Total distributions	-		-		-		(0.02)		(0.04)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total return (C)	0.04%		0.07%		0.07%	(E)	1.82%		4.26%	4.17%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$12,044		$13,390		$27,168		$33,860		$45,433	$19,813
Ratios to average net assets
Expenses, before waiver and reimbursement	1.20%		1.15%		1.05%	(F)	1.00%		0.99%	1.21%
Expenses, net waiver and reimbursement	0.05%		0.08%		0.33%	(F)	0.64%	(D)	0.78%	0.85%
Net investment income (loss), before waiver and reimbursement	(1.11)%		(1.02)%		(0.63)%	(F)	1.45%		3.85%	3.85%
Net investment income (loss), net waiver and reimbursement	0.05%		0.05%		0.09%	(F)	1.81%		4.05%	4.21%
*	Amount is less than $0.005 per share.
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	The expense ratio after reimbursement of expenses by Advisor includes a 0.01% reimbursement of expenses by the Administrator for a processing error.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Period ended September 30, 2010(A)

Net asset value, beginning of period	$10.70		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	0.09	(B)	0.02
Net realized and unrealized gain (loss) on investments	0.54		1.08

Total from investment operations	0.63		1.10

LESS DISTRIBUTIONS:

From net investment income	-		-
From net realized gains on investments	(0.05)		(0.21)
From return of capital	-		(0.19)

Total distributions	(0.05)		(0.40)

Net asset value, end of period	$11.28		$10.70

Total return (C)(D)	5.88%		10.97%	(E)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$43,670		$23,360
Ratio of Expenses to average net assets	1.29%		1.51%	(F)
Ratio of Net investment income (loss) to average net assets	0.75%		0.13%	(F)
Portfolio turnover rate	64%		41%

(A) For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return calculation does not reflect sales load.

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D) Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E) For periods of less than one full year, total return is not annualized.

(F) Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011	For the Period ended September 30, 2010 (A)

Net asset value, beginning of period	$10.58	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net Investment Income (loss) (B)	0.02	(0.06)
Net realized and unrealized gain (loss) on Investments	0.54	1.08

Total from Investment operations	0.56	1.02

LESS DISTRIBUTIONS:

From net Investment Income	-	-
From net realized gains on Investments	(0.05)	(0.21)
From return of capital	-	(0.23)

Total distributions	(0.05)	(0.44)

Net asset value, end of period	$11.09	$10.58

Total return (C)(D)	5.28%	10.18%	(E)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$13,100	$5,527
Ratio of Expenses to average net assets	2.03%	2.28%	(F)
Ratio of Net Investment Income (loss) to average net assets	0.15%	(0.64)%	(F)
Portfolio turnover rate	64%	41%

(A) For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return calculation does not reflect redemption fee.

(D) Total return in the above table represents the rate that the Investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E) For periods of less than one full year, total return is not annualized.

(F) Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, Beginning of period	$6.49		$5.97	$4.86		$9.12	$9.69	9.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)	(0.02)	(B)	0.02	(0.01)		0.01	0.10	0.14
Net realized and unrealized gain (loss) on Investments	(0.19)		0.50	1.12		(3.66)	0.90	0.82

Total from Investment operations	(0.21)		0.52	1.11		(3.65)	1.00	0.96

LESS DISTRIBUTIONS:
From net Investment Income	-		-	-		(0.09)	(0.10)	(0.05)
From net realized gains on Investments	-		-	-		(0.52)	(1.47)	(0.40)
From return of capital	(0.01)		-	-		-	-	-

Total distributions	(0.01)		-	-		(0.61)	(1.57)	(0.45)

Net asset value, end of period	$6.27		$6.49	$5.97		$4.86	$9.12	9.69

Total return (C)(D)	(3.29)%		8.71%	22.84%	(G)	(39. 82)%	10.45%	10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$31,269		$34,098	$30,066		$25,440	$44,231	$37,204
Ratio of Expenses to average net assets	1.05%		1.11%	1.11%	(H)	1.03%	1.00%	1.07%
Ratio of Net Investment Income (loss) to average net assets	(0.23)%		0.30%	(0.25)%	(H)	0.12%	1.10%	1.49%
Portfolio turnover rate	22%		25%	5%		17%	45%	11%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the Investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$6.09		$5.64	$4.62		$8.70	$9.31	$8.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)	(0.07)	(B)	(0.03)	(0.04)		(0.05)	0.03	0.06
Net realized and unrealized gain (loss) on Investments	(0.20)		0.48	1.06		(3.47)	0.86	0.79

Total from Investment operations	(0.27)		0.45	1.02		(3.52)	0.89	0.85

LESS DISTRIBUTIONS:
From net Investment Income	-		-	-		(0.04)	(0.03)	-
From net realized gains on Investments	-		-	-		(0.52)	(1.47)	(0.40)

Total distributions	-		-	-		(0.56)	(1.50)	(0.40)

Net asset value, end of period	$5.82		$6.09	$5.64		$4.62	$8.70	$9.31

Total return (C)(D)	(4.43)%		7.98%	22.08%	(G)	(40.32)%	9.73%	9.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,446		$6,950	$7,608		$6,423	$9,836	$7,609
Ratio of Expenses to average net assets	1.82%		1.86%	1.85%	(H)	1.78%	1.75%	1.81%
Ratio of Net Investment Income (loss) to average net assets	(1.00)%		(0.46)%	(1.00)%	(H)	(0.61)%	0.43%	0.76%
Portfolio turnover rate	22%		25%	5%		17%	45%	11%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the Investor would have earned or lost on an Investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net Investment Income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$8.83		$8.25	$6.94		$10.49	$11.10	$10.83

INCOME (LOSS)FROM INVESTMENT OPERATIONS:

Net Investment Income (loss)	0.04	(B)	0.09	0.04		0.13	0.22	0.32
Net realized and unrealized gain (loss) on Investments	0.01		0.60	1.27		(3.18)	0.75	0.75

Total from Investment operations	0.05		0.69	1.31		(3.05)	0.97	1.07

LESS DISTRIBUTIONS:
From net Investment Income	(0.08)		(0.11)	-		(0.15)	(0.20)	(0.22)
From net realized gains on Investments	-		-	-		(0.35)	(1.38)	(0.58)

Total distributions	(0.08)		(0.11)	-		(0.50)	(1.58)	(0.80)

Net asset value, end of period	$8.80		$8.83	$8.25		$6.94	$10.49	$11.10

Total return (C)(D)	0.50%		8.47%	18.88%	(G)	(28.88)%	8.85%	9.86%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$35,331		$35,031	$33,128		$26,206	$38,102	$33,189
Expenses, before waiver and reimbursement (E)	1.05%		1.13%	1.10%	(H)	1.02%	1.02%	1.08%
Expenses, net waiver and reimbursement (E)	1.05%		1.13%	1.10%	(H)	1.02%	1.02%	1.09%
Net investment income (loss), before waiver and reimbursement (E)(F)	0.48%		1.07%	0.82%	(H)	1.36%	2.09%	2.98%
Net investment income (loss), net waiver and reimbursement (E)(F)	0.48%		1.07%	0.82%	(H)	1.36%	2.09%	2.97%
Portfolio turnover rate	23%		31%	16%		28%	41%	6%
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the Investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2011		For the Year ended September 30, 2010	For the Period ended September 30, 2009 (A)		For the Year ended December 31, 2008	For the Year ended December 31, 2007	For the Year ended December 31, 2006

Net asset value, beginning of period	$8.32		$7.83	$6.61		$10.02	$10.68	$10.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.02	) (B)	0.02	-	*	0.06	0.12	0.23
Net realized and unrealized gain (loss) on investments	0.00	*	0.57	1.22		(3.03)	0.72	0.73

Total from investment operations	(0.02)		0.59	1.22		(2.97)	0.84	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.10)	-		(0.09)	(0.12)	(0.14)
From net realized gains on investments	-		-	-		(0.35)	(1.38)	(0.58)

Total distributions	(0.06)		(0.10)	-		(0.44)	(1.50)	(0.72)

Net asset value, end of period	$8.24		$8.32	$7.83		$6.61	$10.02	$10.68

Total return (C)(D)	(0.25)%		7.57%	18.46	% (G)	(29.45)%	7.98%	9.16%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$7,963		$7,365	$7,500		$6,438	$7,164	$5,833
Expenses, before waiver and reimbursement (E)	1.80%		1.88%	1.85	% (H)	1.77%	1.77%	1.84%
Expenses, net waiver and reimbursement (E)	1.80%		1.88%	1.85	% (H)	1.77%	1.77%	1.84%
Net investment income (loss), before waiver and reimbursement (E)(F)	(0.27)%		0.29%	0.05	% (H)	0.72%	1.40%	2.36%
Net investment income (loss), net waiver and reimbursement (E)(F)	(0.27)%		0.29%	0.05	% (H)	0.72%	1.40%	2.36%
Portfolio turnover rate	23%		31%	16%		26%	41%	6%
*	Amount is less than $0.005 per share.
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. As of September 30, 2011, the Trust consisted of thirteen series. These financial statements include the following eleven series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s investment manager believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), and Treasury Inflation Protected Securities (“TIPS”).

The Timothy Plan Money Market Fund seeks to generate a high level of current income consistent with the preservation of capital. To achieve its investment objective, the Fund normally invests in short-term debt instruments, such as obligations of the U.S. Government and its agencies, certificates of deposit, banker’s acceptances, commercial paper and short-term corporate notes.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 5-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 15-25% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 15-25% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 20-30% of its net assets in the Timothy Plan International Fund; approximately 5%-10% of its net assets in the Timothy Plan Aggressive Growth Fund; and approximately 5%-15% of its net assets in the Timothy Plan Defensive Strategies Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 5-15% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; and approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund and Defensive Strategies Fund have made certain investments in REITs and Master Limited Partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of the following Funds: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund. The asset value of the classes may differ because of different fees and expenses charged to each class.

D.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

E.	CLASSES

There are three classes of shares currently offered by the Trust: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; No-Load shares are offered without sales charges or ongoing service/distribution fees (The Timothy Plan Money Market Fund only). The Trust previously has offered Class B shares to the public, which contain a contingent deferred sales charge that declines to zero over a period of years and are subject to an ongoing service/distribution fee. Sales of Class B shares to new shareholders were suspended by the Board during their meeting on February 27, 2004, with the suspension effective May, 2004, therefore, the CDSC fee no longer applies to Class B shares.

Class B shares automatically convert to Class A shares once the economic equivalent of the highest front-end sales charge paid at time of purchase has been received by a Fund, in the form of Rule 12b-1 distribution fees, paid by all Class B shares owned by an investor. As of September 30, 2011, all Class B shares have converted to Class A shares.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

F.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

G.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended September 30, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

H.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or NAVs per share of the Funds. Reclassifications for the fiscal year ended September 30, 2011 are as follows:

Funds	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss) on Investments
Aggressive Growth Fund	$(303,250)	$302,883	$367
International Fund	(465)	55,332	(54,867)
Large/Mid Cap Growth Fund	(319,255)	318,429	826
Small Cap Value Fund	(232,816)	235,679	(2,863)
Large/Mid Cap Value Fund	-	784	(784)
Fixed Income Fund	-	86,228	(86,228)
High Yield Bond Fund	-	-	-
Money Market Fund	(217)	918	(701)
Defensive Strategies Fund	1,582	(1,146,334)	1,144,752
Strategic Growth Fund	(231,298)	204,357	26,941
Conservative Growth Fund	-	(11,203)	11,203

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, and ETFs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, when the market is considered inactive, an equity security (such as some ADRs owned by the International Fund) owned by the Funds will be valued by the pricing service at an evaluated bid, with inputs such as the underlying securities price, the exchange rate for the currency and the ADR factor. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. Government securities and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Timothy Plan Money Market Fund uses the amortized cost method to compute its NAV. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Money Market Fund will not sell securities prior to maturity date except to satisfy redemption requests.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2011:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$12,994,054	$-	$-	$12,994,054
REITs	184,214	-	-	184,214
Money Market Fund	840,354	-	-	840,354
Total	$14,018,622	$-	$-	$14,018,622

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$27,164,515	$-	$-	$27,164,515
Money Market Fund	2,451,762	-	-	2,451,762
Total	$29,616,277	$-	$-	$29,616,277

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$32,996,033	$-	$-	$32,996,033
REITs	473,558	-	-	473,558
Money Market Fund	3,719,044	-	-	3,719,044
Total	$37,188,635	$-	$-	$37,188,635

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$36,511,853	$-	$-	$36,511,853
REITs	5,421,977	-	-	$5,421,977
Money Market Fund	971,390	-	-	971,390
Total	$42,905,220	$-	$-	$42,905,220

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$76,854,228	$-	$-	$76,854,228
Master Limited Partnerships	1,662,680	-	-	1,662,680
REITs	3,985,161	-	-	3,985,161
Money Market Fund	5,748,933	-	-	5,748,933
Total	$88,251,002	$-	$-	$88,251,002

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$-	$178,870	$-	$178,870
Corporate Bonds	-	16,036,177	-	16,036,177
U.S. Government Notes & Bonds	-	21,677,050	-	21,677,050
Government Mortgage-Backed Securities	-	23,775,412	-	23,775,412
Treasury Inflation Protected Securities	-	3,550,067	-	3,550,067
Money Market Fund	1,487,248	-	-	1,487,248
Total	$1,487,248	$65,217,576	$-	$66,704,824

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds		$23,381,948	$-	$23,381,948
Money Market Fund	318,984	-	-	318,984
Total	$318,984	$23,381,948	$-	$23,700,932

Money Market Fund

Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Government Agencies	$-	$10,915,559	$-	$10,915,559
Money Market Fund	1,043,580	-	-	1,043,580
Total	$1,043,580	$10,915,559	$-	$11,959,139

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$18,697,285	$-	$-	$18,697,285
REITs	7,867,846	-	-	7,867,846
Exchange Traded Funds	8,493,653	-	-	8,493,653
Government Mortgage-Backed Securities	-	1,831,510	-	1,831,510
U.S. Treasury TIPS	-	14,474,843	-	14,474,843
Money Market Fund	26,400,191	-	-	26,400,191
Total	$61,458,975	$16,306,353	$-	$77,765,328

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$36,106,318	$-	$-	$36,106,318
Money Market Fund	1,627,940	-	-	1,627,940
Total	$37,734,258	$-	$-	$37,734,258

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$41,318,395	$-	$-	$41,318,395
Money Market Fund	2,007,243	-	-	2,007,243
Total	$43,325,638	$-	$-	$43,325,638

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period. During the fiscal year ended September 30, 2011, transfers between Levels 1 and 2 are listed in the table below. The Funds’ policy is to recognize transfers at the end of the period.

The following amounts were transfers in/(out) of Level 2 assets:

International Fund
	Common Stock - American Depositary Receipts	Total
Transfers into Level 2 from Level 1	$ -	$ -
Transfers from Level 2 into Level 1	(10,017,392)	(10,017,392)
Net Transfers in/(Out) of Level 2	$ (10,017,392)	$ (10,017,392)

There were no transfers from Level 1 to Level 2. Transfers that were made out of Level 2 represent securities no longer being fair valued using observable inputs and are now being valued using quoted prices in active markets.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal year ended September 30, 2011:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth Fund	$-	$36,038,177	$-	$37,797,194
International Fund	-	23,787,678		25,796,691
Large/Mid Cap Growth Fund	-	63,603,747		71,002,450
Small Cap Value Fund	-	52,727,924		54,952,300
Large/Mid Cap Value Fund	-	19,275,661		26,160,863
Fixed Income Fund	22,150,022	1,481,877	8,907,277	4,866,627
High Yield Bond Fund	-	16,701,760		14,458,535
Defensive Strategies Fund	7,571,849	36,850,112	4,933,179	16,567,083
Strategic Growth Fund	-	10,220,200		18,698,792
Conservative Growth Fund	-	11,166,181		15,642,417

Note 4 | Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 25, 2011. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, the Timothy Plan Defensive Strategies, and the Timothy Plan Money Market Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Timothy Plan Fixed Income and the Timothy Plan Money Market to 0.45% and 0.40%, respectively. Additionally, TPL has voluntarily agreed to reduce fees payable to it by the Timothy Plan Money Market Fund and reimburse other expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 5 basis points.

Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustee of the Funds is also an officer and owner of the Advisor.

For the fiscal year ended September 30, 2011, TPL waived and reimbursed the Funds as follows:

Fund	Fiscal Year Ended September 30, 2011
Fixed Income Fund	$100,683
Money Market Fund	134,104

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Huntington Asset Services, Inc. served as the Funds’ administrator, fund account and transfer agent through August 5, 2011. Effective August 5, 2011, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, and Timothy Plan Defensive Strategies Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of

0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class B shares were transferred in entirety to Class A Shares at June 30, 2011.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class B and C Plans, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class B shares were transferred in entirety to Class A Shares at June 30, 2011. For the fiscal year ended September 30, 2011, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees
Fiscal Year Ended September 30, 2011
Aggressive Growth Fund	$63,795
International Fund	118,035
Large/Mid Cap Growth Fund	139,085
Small Cap Value Fund	176,920
Large/Mid Cap Value Fund	336,375
Fixed Income Fund	228,835
High Yield Bond Fund	73,531
Defensive Strategies Fund	178,832
Strategic Growth Fund	73,518
Conservative Growth Fund	74,859

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the fiscal year ended September 30, 2011, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of C capital shares as follows:

Fund	Sales Charges (Class A)	CDSC Fees (Class C)
Aggressive Growth Fund	$4,496	$288
International Fund	6,379	753
Large/Mid Cap Growth Fund	8,073	782
Small Cap Value Fund	8,665	1,363
Large/Mid Cap Value Fund	23,440	1,615
Fixed Income Fund	28,578	4,122
High Yield Bond Fund	8,121	219
Defensive Strategies Fund	34,914	1,517
Strategic Growth Fund	15,104	1,621
Conservative Growth Fund	24,638	811

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2011 there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Funds. These accounts can be considered affiliated to the Timothy Plan.

Funds	% of Fund Owned by Other Timothy Plan Funds
Aggressive Growth Fund, Class A	48.08%
International Fund, Class A	61.73%
Large/Mid Cap Growth Fund, Class A	52.72%
Small Cap Value Fund, Class A	20.15%
Large/Mid Cap Value Fund, Class A	27.33%
Fixed Income Fund, Class A	38.24%
High Yield Bond Fund, Class A	53.37%
Defensive Strategies Fund, Class A	54.51%

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Note 6 | Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2011 and the fiscal year ended September 30, 2010 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2011
Ordinary Income	$-	$298,149	$-	$-
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$-	$298,149	$-	$-

Year ended September 30, 2010
Ordinary Income	$-	$552,642	$-	$-
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$-	$552,642	$-	$-

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Money Market

Year ended September 30, 2011
Ordinary Income	$276,108	$1,813,005	$1,486,556	$5,496
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$276,108	$1,813,005	$1,486,556	$5,496

Year ended September 30, 2010
Ordinary Income	$394,793	$1,626,024	$1,381,507	$4,652
Short-term Capital Gains	-	-	-	5,396
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$394,793	$1,626,024	$1,381,507	$10,048

	Defensive Strategies	Strategic Growth	Conservative Growth

Year ended September 30, 2011
Ordinary Income	$-	$-	$393,428
Short-term Capital Gains	145,797	-	-
Long-term Capital Gains	-	-	-
Return of Capital	-	41,359	-

	$145,797	$41,359	$393,428

Year ended September 30, 2010
Ordinary Income	$3,363	$-	$607,967
Short-term Capital Gains	502,028	-	-
Long-term Capital Gains	36,320	-	-
Return of Capital	477,490	-	-

	$1,019,201	$-	$607,967

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $78,668 and $69,497 of allowable foreign tax credits from fiscal years ended September 30, 2011 and September 30, 2010, respectively, which have been passed through to the Fund’s underlying shareholders.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

For the fiscal year ended September 30, 2011, the Funds made the following ordinary income distributions:

Fund	Total Distribution Per Share	Total Distribution
International Fund, Class A	$0.040	$212,572
International Fund, Class C	0.030	6,909
Large/Mid Cap Value Fund, Class A	0.040	261,906
Large/Mid Cap Value Fund, Class B	0.002	81
Large/Mid Cap Value Fund, Class C	0.020	14,121
Fixed Income Fund, Class A	0.450	1,648,039
Fixed Income Fund, Class B	0.090	2,453
Fixed Income Fund, Class C	0.280	162,513
High Yield Bond Fund, Class A	0.540	1,427,454
High Yield Bond Fund, Class C	0.460	59,102
Money Market Fund	0.00050813	5,496
Strategic Growth Fund, Class A *	0.010	41,359
Conservative Growth Fund, Class A	0.080	322,689
Conservative Growth Fund, Class B	0.060	12,992
Conservative Growth Fund, Class C	0.060	57,747
*Strategic Growth Fund distribution was a Return of Capital.

For the fiscal year ended September 30, 2011, the Funds made the following short-term capital gains distributions:

Fund	Total Distribution Per Share	Total Distribution
Defensive Strategies Fund, Class A	$0.0484	$112,375
Defensive Strategies Fund, Class C	$0.0484	$33,422

The Aggressive Growth Fund, Large / Mid Cap Growth Fund and Small Cap Value Fund did not pay any distributions during the fiscal year ended September 30, 2011.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth	International	Large/Mid Cap Growth	Small Cap Value

Undistributed Ordinary Income	$-	$995,680	$-	$-
Long-Term Capital Gains	-	-	1,809,659	-
Capital Loss Carry Forward	(2,080,952)	(15,012,255)	-	(3,353,298)
Post October and Other Losses	-	-	-	-
Unrealized Appreciation (Depreciation)	(1,387,197)	(3,070,307)	(3,969,989)	(8,379,050)

	$(3,468,149)	$(17,086,882)	$(2,160,330)	$(11,732,348)

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Money Market

Undistributed Ordinary Income	$191,808	$60,137	$9,460	$8,822
Long-Term Capital Gains	-	-	-	-
Capital Loss Carry Forward	(13,784,694)	(1,443,513)	(1,794,826)	-
Post October and Other Losses	-	-	-	(1,704)
Unrealized Appreciation (Depreciation)	3,411,755	4,953,854	(897,930)	-

	$(10,181,131)	$3,570,478	$(2,683,296)	$7,118

	Defensive Strategies	Strategic Growth	Conservative Growth

Undistributed Ordinary Income	$1,209,564	$-	$47,033
Long-Term Capital Gains	2,868,887	-	-
Capital Loss Carry Forward	-	(7,367,375)	(5,190,627)
Post October and Other Losses	-	(799,591)	-
Unrealized Appreciation (Depreciation)	(1,724,003)	(6,572,968)	(950,651)

	$2,354,448	$(14,739,934)	$(6,094,245)

Note 7 | Capital Loss Carryforwards

At September 30, 2011, the following capital loss carryforwards are available to offset future capital gains.

Funds	Loss Carryforward	Year Expiring
Aggressive Growth Fund	$2,080,952	2017
International Fund	$498,385	2015
	$4,243,183	2016
	$8,833,573	2017
	$592,985	2018
	$844,129	2019
Small Cap Value Fund	$3,353,298	2017
Large/Mid Cap Value Fund	$2,343,348	2016
	$11,441,346	2017
Fixed Income Fund	$56,297	2015
	$252,039	2016
	$1,135,177	2017
High Yield Bond Fund	$1,794,826	2017
Strategic Growth Fund	$844,160	2016
	$2,564,555	2017
	$125,171	2018
	$3,833,489	2019
Conservative Growth Fund	$1,762,631	2017
	$3,427,996	2019

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the September 30, 2012 annual report.

Note 8 | NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Note 9 | SUBSEQUENT EVENTS

The Independent Trustees approved a plan to liquidate the Money Market Fund at the November 18, 2011 board meeting. It is estimated that the liquidation will occur in the first quarter of the 2012 calendar year.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 25, 2011. The Trust’s Board considered the factors described below prior to approving the Agreement. The Trustees, including the Independent Trustees, noted the Advisor’s experience in incorporating and implementing the unique, biblically-based management style that is a stated objective as set forth in the Funds’ prospectus.

To further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, soft dollars, code of ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel. In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2010. The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds. The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Barrow, Hanley Mewhinney & Strauss; Sub-Advisor for the Fixed Income, High Yield Bond, Defensive Strategies TIPS sleeve and Money Market Funds.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond, Defensive Strategies TIPS sleeve and Money Market Funds, was last renewed

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

by the Board at a meeting held for that purpose, among others, on February 25, 2011. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Westwood Holdings Group; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Holdings Group (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 25, 2011. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. In reaching that determination, the Board relied on reports describing the fees paid to Westwood and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 25, 2011. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. In reaching that determination, the Board relied on reports describing the fees paid to Chartwell and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Eagle Global Advisors; Sub-Advisor to the International Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 25, 2011. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. In reaching that determination, the Board relied on reports describing the fees paid to Eagle and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Fund, including the investment performance of the Fund under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Fund managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Fund’s assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2011

Timothy Plan Family of Funds

Delaware Management Company; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Delaware Management Company (“Delaware”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 25, 2011. The Board considered the following factors in arriving at its conclusions to renew the Delaware Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Delaware in light of the services provided by Delaware. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Delaware and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Delaware. In reaching that determination, the Board relied on reports describing the fees paid to Delaware and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Delaware’s services to the Fund, including the investment performance of the Fund under Delaware’s investment management. The Board generally approved of Delaware’s performance, noting that the Fund managed by Delaware invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Delaware did not succumb to “style drift” in its management of the Fund’s assets, and that Delaware was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Delaware’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Delaware’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Delaware Sub-Advisory Agreement because Delaware was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Delaware Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Delaware Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Delaware Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”), eleven of the series constituting The Timothy Plan, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where the reply from the broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large /Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund as of September 30, 2011, and the results of their operations, the changes in their net assets and their financial highlights for the periods then ended indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 6, 2011

Expense Examples – (Unaudited)

September 30, 2011

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2011, through September 30, 2011.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$804.90	$8.05
Hypothetical - Class A **	$1,000.00	$1,016.14	$9.00
Actual - Class C *	$1,000.00	$802.50	$11.48
Hypothetical - Class C **	$1,000.00	$1,012.33	$12.81

*

Expenses are equal to the Fund’s annualized expense ratio of 1.78% for Class A and 2.54% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (19.51)% for Class A and (19.75)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

INTERNATIONAL FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$762.20	$7.51
Hypothetical - Class A **	$1,000.00	$1,016.55	$8.59
Actual - Class C *	$1,000.00	$758.90	$10.80
Hypothetical - Class C **	$1,000.00	$1,012.78	$12.36

*

Expenses are equal to the Fund’s annualized expense ratio of 1.70% for Class A and 2.45% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (23.78)% for Class A and (24.11)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2011

LARGE/MID CAP GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$824.30	$7.32
Hypothetical - Class A **	$1,000.00	$1,017.05	$8.09
Actual - Class C *	$1,000.00	$821.50	$10.73
Hypothetical - Class C **	$1,000.00	$1,013.29	$11.86

*

Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A and 2.35% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (17.57)% for Class A and (17.85)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$755.60	$6.73
Hypothetical - Class A **	$1,000.00	$1,017.40	$7.74
Actual - Class C *	$1,000.00	$753.40	$10.02
Hypothetical - Class C **	$1,000.00	$1,013.64	$11.51

*

Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Class A and 2.28% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Small Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (24.44)% for Class A and (24.66)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

LARGE/MID CAP VALUE FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$831.30	$6.93
Hypothetical - Class A **	$1,000.00	$1,017.50	$7.64
Actual - Class C *	$1,000.00	$828.30	$10.36
Hypothetical - Class C **	$1,000.00	$1,013.74	$11.41

*

Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A and 2.26% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (16.87)% for Class A and (17.17)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2011

FIXED INCOME FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$1,057.40	$5.93
Hypothetical - Class A **	$1,000.00	$1,019.30	$5.82
Actual - Class C *	$1,000.00	$1,054.60	$9.79
Hypothetical - Class C **	$1,000.00	$1,015.54	$9.60

*

Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A and 1.90% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.74% for Class A and 5.46% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$954.40	$6.37
Hypothetical - Class A **	$1,000.00	$1,018.55	$6.58
Actual - Class C *	$1,000.00	$952.30	$10.03
Hypothetical - Class C **	$1,000.00	$1,014.79	$10.35

*

Expenses are equal to the Fund’s annualized expense ratio of 1.30% for Class A and 2.05% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (4.56)% for Class A and (4.77)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

MONEY MARKET FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual *	$1,000.00	$1,000.00	$0.25
Hypothetical**	$1,000.00	$1,024.82	$0.25

*

Expenses are equal to the Fund’s annualized expense ratio of 0.05%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Money Market Fund’s ending account value is based on its actual total return of 0.00% for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2011

DEFENSIVE STRATEGIES FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$964.10	$6.35
Hypothetical - Class A **	$1,000.00	$1,018.60	$6.53
Actual - Class C *	$1,000.00	$961.00	$9.98
Hypothetical - Class C **	$1,000.00	$1,014.89	$10.25

*

Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A and 2.03% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (3.59)% for Class A and (3.90)% for Class C for the period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$830.50	$4.82
Hypothetical - Class A **	$1,000.00	$1,019.80	$5.32
Actual - Class C *	$1,000.00	$819.70	$8.30
Hypothetical - Class C **	$1,000.00	$1,015.94	$9.20

*

Expenses are equal to the Fund’s annualized expense ratio of 1.05% for Class A and 1.82% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (16.95)% for Class A and (18.03)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2011	9/30/2011	4/1/2011 through 9/30/2011

Actual - Class A *	$1,000.00	$912.90	$5.04
Hypothetical - Class A **	$1,000.00	$1,019.80	$5.32
Actual - Class C *	$1,000.00	$910.50	$8.62
Hypothetical - Class C **	$1,000.00	$1,016.04	$9.10

*

Expenses are equal to the Fund’s annualized expense ratio of 1.05% for Class A and 1.80% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (8.71)% for Class A and (8.95)% for Class C for the six-month period of April 1, 2011, to September 30, 2011.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust

As of September 30, 2011 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	13
1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1942

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment adviser and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Over seen by Trustee
Joseph E. Boatwright**	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
1410 Hyde Park Drive Winter Park, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell	Trustee	Indefinite; Trustee since 2011	13
693 Windings Lane Cincinnati, OH	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1948

Secretary of State for the State of Ohio. Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA.

			None

*Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

**Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership intereset in TPL.

Officers and Trustees of the Trust (Continued)

As of September 30, 2011 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	13
1112 Glen Falls Road DeLand, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1947

Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami. Associate Professor Stetson University for past 35 years.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	13
160 Deer Forest Trail Fayetteville, GA	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1947

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Sheperd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Indefinite; Trustee since 2005	13
203 E. Main Street Fremont, MI	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1946

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

			None

Officers and Trustees of the Trust (Continued)

As of September 30, 2011 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Indefinite; Trustee since 2005	13
2925 Professional Place Colorado Springs, CO	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1950

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson	Trustee	Indefinite; Trustee since 2000	13
1145 Cross Creek Circle Altamonte Springs, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting Officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	13
608 Pintail Place Flower Mound, TX	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1960

Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft.Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship. Previously, President and CEO of Christian Stewardship Association where he was affiliated for 14 years.

			None

Officers and Trustees of the Trust (Continued)

As of September 30, 2011 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 11210 West Road Roswell, GA	Trustee	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1951

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver ** 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague 16176 SE Mercers Way Milwaukee, WI Born: 1973	Trustee	Indefinite; Trustee since 2011	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Privacy Policy

The following is a description of the Trust’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS

The Fund collects the following nonpublic personal information about you:

1. Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2. Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES

The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

BOARD OF TRUSTEES

Arthur D. Ally

Kenneth Blackwell

Joseph E. Boatwright

Rick Copeland

Deborah Honeycutt

Bill Johnson

John C. Mulder

Charles E. Nelson

Scott Preissler

Alan Ross

Mathew D. Staver

Patrice Tsague

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

INVESTMENT ADVISOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145-1524

LEGAL COUNSEL

David Jones & Assoc., P.C.

395 Sawdust Road, Suite 2148

The Woodlands, TX 77380

HEADQUARTERS

For additional information or a prospectus, please call: 1-800-846-7526

Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

The Timothy Plan

1055 Maitland Center Commons

Maitland, Florida 32751

(800) 846-7526

www.timothyplan.com

invest@timothyplan.com

SHAREHOLDER SERVICES

Gemini Fund Services, LLC

4020 South 147th St, Ste. 2

Omaha, NE 68137 (800) 662-0201

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2011	$125,700
FY 2010	$ 125,400

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2011	$0	$0
FY 2010	$0	$0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2011	$0
FY 2010	$0

Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

The Timothy Plan	Registrant
FY 2011	$0
FY 2010	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2010	$0	$0
FY 2009	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	12/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	12/9/11